AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 1998.

                                                        REGISTRATION NO. 2-99537
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-6


                         POST-EFFECTIVE AMENDMENT NO. 23


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                   ----------

                            PRUCO LIFE OF NEW JERSEY
                                 SINGLE PREMIUM
                              VARIABLE LIFE ACCOUNT
                              (Exact Name of Trust)


                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                               (Name of Depositor)


                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (888) PRU-2888
          (Address and telephone number of principal executive offices)

                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     (Name and address of agent for service)



                                   Copies to:

CHRISTOPHER E. PALMER                LEE  D. AUGSBURGER
SHEA & GARDNER                       ASSISTANT GENERAL COUNSEL
1800 MASSACHUSETTS AVENUE, N.W.      THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
WASHINGTON, D.C. 20036               751 BROAD STREET
                                     NEWARK, NEW JERSEY 07102-3777

                                   ----------

Flexible Premium Variable Life Insurance Contracts.



It is proposed that this filing will become effective (check appropriate space):

     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

     [X]  on May 1, 1998 pursuant to paragraph (b) of Rule 485
             -----------
               (date)

     [ ]  60 days after filing pursuant to paragraph (a) of Rule 485

     [ ]  on             pursuant to paragraph (a) of Rule 485
             -----------
               (date)

================================================================================

                            CROSS REFERENCE SHEET

                        (AS REQUIRED BY FORM N-8B-2)

                                   ----------

N-8B-2 ITEM NUMBER    LOCATION
------------------    --------

         1.           Cover Page

         2.           Cover Page

         3.           Not Applicable

         4.           Sale of the Contract and Sales Commissions

         5.           Pruco Life of New Jersey Single Premium Variable
                      Life Account

         6.           Pruco Life of New Jersey Single Premium Variable
                      Life Account

         7.           Not Applicable

         8.           Not Applicable

         9.           Litigation

        10. Brief Description of the Contract; Short-Term Cancellation Right or "Free Look"; Pruco Life of New Jersey Single Premium Variable Life Account; Transfers; Surrenders; Loans; Amount of Life Insurance; Lapse and Reinstatement; When Proceeds are Paid; Voting Rights; Substitution of Series Fund Shares

        11. Brief Description of the Contract; Pruco Life of New Jersey Single Premium Variable Life Account; Amount of Life Insurance

        12.           Not Applicable

        13.           Brief Description of the Contract; Charges;
                      Allocation of the Premium Payment; Additional Premium Payments; Sale of the Contract and Sales Commissions

        14. Brief Description of the Contract; Short-Term Cancellation Right or "Free Look"; Requirements for Issuance of a Contract

        15. Brief Description of the Contract; Allocation of the Premium Payment; Additional Premium Payments

        16. Cover Page; Brief Description of the Contract; General Information About Pruco Life Insurance Company of New Jersey, Pruco Life of New Jersey Single Premium Variable Life Account, and The Variable Investment Options Available Under the Contract

        17.           Transfers; Surrenders; When Proceeds are Paid

        18. Brief Description of the Contract; Pruco Life of New Jersey Single Premium Variable Life Account; Amount of Life Insurance

        19.           Reports to Contract Owners

        20.           Not Applicable

        21.           Loans

        22.           Not Applicable

        23.           Not Applicable

        24.           Other General Contract Provisions

        25.           Pruco Life Insurance Company of New Jersey

N-8B-2 ITEM NUMBER    LOCATION
------------------    --------

        26.           Charges

        27. Pruco Life Insurance Company of New Jersey; The Prudential Series Fund, Inc.

        28. Pruco Life Insurance Company of New Jersey; Directors and Officers

        29.           Pruco Life Insurance Company of New Jersey

        30.           Not Applicable

        31.           Not Applicable

        32.           Not Applicable

        33.           Not Applicable

        34.           Not Applicable

        35.           Pruco Life Insurance Company of New Jersey

        36.           Not Applicable

        37.           Not Applicable

        38.           Sale of the Contract and Sales Commissions

        39.           Sale of the Contract and Sales Commissions

        40.           Not Applicable

        41.           Sale of the Contract and Sales Commissions

        42.           Not Applicable

        43.           Not Applicable

        44. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges; Pruco Life of New Jersey Single Premium Variable Life Account; Amount of Life Insurance; Additional Premium Payments

        45.           Not Applicable

        46.           Brief Description of the Contract; Pruco Life of
                      New Jersey Single Premium Variable Life Account; The Prudential Series Fund, Inc.

        47.           Pruco Life of New Jersey Single Premium Variable
                      Life Account

        48.           Not Applicable

        49.           Not Applicable

        50.           Not Applicable

        51.           Not Applicable

        52.           Substitution of Series Fund Shares

        53.           Federal Tax Status

        54.           Not Applicable

        55.           Not Applicable

        56.           Not Applicable

        57.           Not Applicable

        58.           Not Applicable

        59. Financial Statements; Financial Statements of Pruco Life of New Jersey Single Premium Variable Life Account; Financial Statements of Pruco Life Insurance Company of New Jersey

                                   PART I

                     INFORMATION REQUIRED IN PROSPECTUS

                                                                [logo] DISCOVERY
                                                                          LIFE
                                                                          PLUS

PROSPECTUS


MAY 1, 1998


PRUCO LIFE INSURANCE COMPANY
OF NEW JERSEY
SINGLE PREMIUM VARIABLE LIFE ACCOUNT
VARIABLE LIFE INSURANCE CONTRACTS

This prospectus describes the DISCOVERY(R) Life Plus Contract*, a variable life insurance contract (the "Contract") issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The Contract requires payment of a premium of at least $10,000 upon issuance.

The Contract provides lifetime insurance coverage, as long as the Contract is not surrendered or in default beyond its days of grace, and also provides a cash surrender value if the Contract is surrendered during the insured's lifetime. The death benefit will be the face amount of insurance stated in the Contract or under certain circumstances a higher amount. The cash surrender value of the Contract varies daily to reflect investment performance, and the imposition of charges. There is no guaranteed minimum cash surrender value, and if investment performance is sufficiently poor for a sufficiently long time, the cash surrender value could decline to zero.


Following a deduction for applicable premium taxes, the premium payment will be allocated as the owner directs in one or more of the following ways. It may be allocated to one or more of the subaccounts of the Pruco Life of New Jersey Single Premium Variable Life Account (the "Account"), to a FIXED-RATE OPTION or to a real estate investment option funded by another separate account of Pruco Life of New Jersey. The assets of each subaccount will be invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The attached prospectus for the Series Fund and the Series Fund's statement of additional information describe the investment objectives of and risks of investing in the fifteen portfolios of the Series Fund currently available to Contract owners: the MONEY MARKET PORTFOLIO, the DIVERSIFIED BOND PORTFOLIO, the GOVERNMENT INCOME PORTFOLIO, two ZERO COUPON BOND PORTFOLIOS with different liquidation dates--2000 and 2005, the CONSERVATIVE BALANCED PORTFOLIO, the FLEXIBLE MANAGED PORTFOLIO, the HIGH YIELD BOND PORTFOLIO, the STOCK INDEX PORTFOLIO, the EQUITY INCOME PORTFOLIO, the EQUITY PORTFOLIO, the PRUDENTIAL JENNISON PORTFOLIO, the SMALL CAPITALIZATION STOCK PORTFOLIO, the GLOBAL PORTFOLIO, and the NATURAL RESOURCES PORTFOLIO. Interest is credited daily upon any portion of the premium payment allocated to the fixed-rate option at a rate periodically declared by Pruco Life of New Jersey in its sole discretion. Selection of the real estate investment option involves allocation of part or all of the premium payment to the Pruco Life of New Jersey Variable Contract Real Property Account (the "REAL PROPERTY ACCOUNT"), a separate account of Pruco Life of New Jersey that, through a partnership, invests primarily in income-producing real property. The Real Property Account is described in a prospectus that is attached to this one. This prospectus describes the Contract generally and the Pruco Life of New Jersey Single Premium Variable Life Account.


The Contract is a Modified Endowment Contract under federal tax law. Any policy loan, surrender or other pre-death distribution may result in adverse tax consequences, and, if the insured is less than age 59 1/2, a 10% tax penalty.

                                   ----------

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN THE INTEREST OF THE CUSTOMER. IN MOST CASES, WHEN A CUSTOMER REQUIRES ADDITIONAL COVERAGE, SUPPLEMENTING THE EXISTING POLICY BY PURCHASING ADDITIONAL INSURANCE OR A NEW POLICY SHOULD BE REQUESTED, THEREBY PROTECTING THE BENEFITS OF THE ORIGINAL POLICY. IF YOU ARE CONSIDERING REPLACING A POLICY, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING POLICY WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.

                                   ----------

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUDENTIAL SERIES FUND, INC. IT IS ALSO ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY     PRUDENTIAL ANNUITY SERVICE CENTER
          213 Washington Street                         P.O. Box 14205
      Newark, New Jersey 07102-2992               New Brunswick, NJ 08906-4205
        Telephone: (888) PRU-2888                   Telephone: (888) PRU-2888


*DISCOVERY is a registered mark of Prudential.

SPVL-2 Ed 5-98

Catalog No. 640168Y

                               PROSPECTUS CONTENTS

                                                                            PAGE
                                                                            ----
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS ......................    1

BRIEF DESCRIPTION OF THE CONTRACT .........................................    2

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY,
  PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT, AND
  THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT ............    5
    PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY ............................    5
    PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT .........    5
    THE PRUDENTIAL SERIES FUND, INC .......................................    6
    PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT ......    6

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS ......................    7
    REQUIREMENTS FOR ISSUANCE OF A CONTRACT ...............................    7
    SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK" ..........................    7
    ALLOCATION OF THE PREMIUM PAYMENT .....................................    7
    TRANSFERS .............................................................    7
    SURRENDERS ............................................................    8
    LOANS .................................................................    8
    CHARGES ...............................................................    9
    AMOUNT OF LIFE INSURANCE ..............................................   11
    LAPSE AND REINSTATEMENT ...............................................   13
    ADDITIONAL PREMIUM PAYMENTS ...........................................   13
    LIVING NEEDS BENEFIT ..................................................   13
    ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND
      ACCUMULATED PREMIUMS ................................................   14
    WHEN PROCEEDS ARE PAID ................................................   15
    REPORTS TO CONTRACT OWNERS ............................................   15
    TAX TREATMENT OF CONTRACT BENEFITS ....................................   15
    THE FIXED-RATE OPTION .................................................   16
    VOTING RIGHTS .........................................................   17
    SALE OF THE CONTRACT AND SALES COMMISSIONS ............................   17
    SUBSTITUTION OF SERIES FUND SHARES ....................................   18
    LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS ...   18
    OTHER GENERAL CONTRACT PROVISIONS .....................................   18
    STATE REGULATION ......................................................   18
    ADDITIONAL INFORMATION ................................................   19
    EXPERTS ...............................................................   19
    LITIGATION ............................................................   19
    YEAR 2000 COMPLIANCE ..................................................   19
    FINANCIAL STATEMENTS ..................................................   20

DIRECTORS AND OFFICERS ....................................................   21

FINANCIAL STATEMENTS OF PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM
    VARIABLE LIFE ACCOUNT .................................................   A1

FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY ........   B1



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE SERIES FUND, AND THE PROSPECTUS FOR THE REAL PROPERTY ACCOUNT.

              DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS


AMOUNT CREDITED UNDER THE CONTRACT--See Contract fund below.

CASH SURRENDER VALUE--The amount payable to the Contract owner upon surrender of the Contract, equal to the Contract fund minus any applicable contingent deferred sales charge and any Contract debt.

CONTRACT ANNIVERSARY--The same day and month as the Contract date in each later year.

CONTRACT DATE--The date Pruco Life of New Jersey received the initial premium payment and certain required documentation.


CONTRACT FUND--The total value attributable to a specific Contract, representing amounts in all the subaccounts, amounts allocated to the fixed-rate option, amounts invested in the Real Property Account, and the principal amount and any accrued interest credited with respect to any Contract loan. At times throughout this prospectus, when an alternative identification may be desirable for complete clarity or to further describe the role of the Contract fund, we refer to the Contract fund as "the amount credited under the Contract". The term should not be confused with The Prudential Series Fund, Inc. defined below.


CONTRACT OWNER--The person who purchases a DISCOVERY Life Plus Contract and pays the premium.

CONTRACT YEAR--A year that starts on the Contract date or on a Contract anniversary.

DISCOVERY LIFE--A fixed life insurance contract issued by Pruco Life of New Jersey that is similar to DISCOVERY Life Plus except that the owner may not invest the Contract fund in variable investment options.

FACE AMOUNT--The initial amount of life insurance as shown on the cover page of the Contract.

FIXED-RATE OPTION--An investment option under which Pruco Life of New Jersey guarantees that interest will be added to the amount allocated at a rate declared periodically in advance.

MONTHLY DATE--The Contract date and the same date in each subsequent month.

PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT (THE "ACCOUNT")--A separate account of Pruco Life of New Jersey registered as a unit investment trust under the Investment Company Act of 1940.

PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT (THE "REAL PROPERTY ACCOUNT")--A separate account of Pruco Life of New Jersey which, through a partnership, invests primarily in income-producing real property.

SUBACCOUNT--A division of the Account, the assets of which are invested in shares of the corresponding portfolio of the Series Fund.

TARGET LOAN AMOUNT--The amount, equal to 10% of the initial premium for each completed Contract year, that may be borrowed as a first loan in any year at the most favorable net cost to the Contract owner.

THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND")--A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.

VALUATION PERIOD--The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open.

VARIABLE INVESTMENT OPTIONS--The subaccounts and the Real Property Account.

                        BRIEF DESCRIPTION OF THE CONTRACT

The DISCOVERY Life Plus Contract (the "Contract") provides a way to invest in one or more securities portfolios with different investment objectives, while at the same time providing lifetime insurance protection. The Discovery Life Plus Contract is a variable whole life insurance contract. It is called a "variable" contract because the value of the Contract depends upon the investment results of the investment option[s] selected. Under current law, no tax is payable upon any increase in the value of the Contract until amounts are distributed under the Contract. The owner may surrender the Contract in full and in that way withdraw the full cash surrender value of the Contract. Neither partial surrenders nor Contract splits are permitted. The Contract owner may, however, borrow against the value of the Contract. See LOANS, page 8.

Because the Contract is a Modified Endowment Contract under federal tax law, loans and other distributions made during the insured's lifetime are includible in gross income on an income-first basis. A 10% penalty tax may be imposed on income distributed before the insured attains age 59 1/2. See TAX TREATMENT OF CONTRACT BENEFITS, page 15.


The Contract is purchased by making an initial premium payment. Generally, the minimum initial payment is $10,000. For insureds aged 76 through 85, the minimum initial payment is $50,000. Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") deducts the amount needed to pay state and/or local premium taxes attributable to the Contract and allocates the remainder to the variable investment option[s] selected by the owner and/or to the fixed-rate option. The assets of each subaccount are invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), a series mutual fund for which The Prudential Insurance Company of America ("Prudential") is the investment advisor. The Series Fund currently has fifteen portfolios available for investment by Contract owners. The MONEY MARKET PORTFOLIO is invested in short-term debt obligations similar to those purchased by money market funds; the DIVERSIFIED BOND PORTFOLIO is invested primarily in high quality medium-term corporate and government debt securities; the GOVERNMENT INCOME PORTFOLIO is invested primarily in U.S. Government securities including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government; the ZERO COUPON BOND PORTFOLIOS 2000 and 2005 are invested primarily in debt obligations of the United States Treasury and investment grade corporations that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons; the CONSERVATIVE BALANCED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment and who prefers a relatively lower risk of loss and a correspondingly reduced chance of high appreciation; the FLEXIBLE MANAGED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment and who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation; the HIGH YIELD BOND PORTFOLIO is invested primarily in high yield fixed-income securities of medium to lower quality, also known as high risk bonds; the STOCK INDEX PORTFOLIO is invested in common stocks selected to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index; the EQUITY INCOME PORTFOLIO is invested primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index; the EQUITY PORTFOLIO is invested primarily in common stocks; the PRUDENTIAL JENNISON PORTFOLIO is invested primarily in equity securities of established companies with above-average growth prospects; the SMALL CAPITALIZATION STOCK PORTFOLIO is invested primarily in equity securities of publicly-traded companies with small market capitalization; the GLOBAL PORTFOLIO is invested primarily in common stocks and common stock equivalents (such as convertible debt securities) of foreign and domestic issuers; and the NATURAL RESOURCES PORTFOLIO is invested primarily in common stocks and convertible securities of natural resource companies, and in securities (typically debt securities or preferred stock) the terms of which are related to the market value of a natural resource. Further information about the Series Fund portfolios can be found under THE PRUDENTIAL SERIES FUND, INC. on page 6.


The Contract owner may also invest a portion of the premium payment in The Pruco Life of New Jersey Variable Contract Real Property Account (the "Real Property Account"), which, through a partnership, invests primarily in income-producing real property. If a Contract owner elects to invest in the real estate investment option, the assets will be maintained in a subaccount of the Real Property Account related to the Contract that provides the mechanism and maintains the records whereby various Contract charges are made. The investment objectives of the Real Property Account and the partnership are described briefly under PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT on page 6.

All of the premium payment may be allocated to one subaccount, to the fixed-rate option funded by Pruco Life of New Jersey's general account or to the Real Property Account. Alternatively, the premium payment may be divided among any of the subaccounts, the fixed-rate option, and the Real Property Account.

The value of the Contract will vary to reflect the investment results of the variable investment option[s] in which money is invested and the amount of interest credited on amounts allocated to the fixed-rate option. The total amount attributable to a Contract held in the variable investment options and under the fixed-rate option, plus the principal amount of any Contract loan, is referred to herein interchangeably as the "Contract fund" or "the amount credited under the Contract".

The purchaser of a Contract decides what the amount of the initial premium will be (so long as it is at least $10,000; $50,000 for issue ages 76 through 85) and from this amount the initial amount of life insurance (i.e., the face amount) is determined. Although the cash surrender value of the Contract (i.e., the Contract fund minus any Contract debt and any applicable sales charge deducted upon surrender) will begin to vary immediately to reflect the investment results of any amount invested in the variable investment options, the amount of life insurance will ordinarily not change for several years and may not change at all. If investment results are sufficiently favorable, however, the amount of insurance will eventually increase and thereafter will vary in amount reflecting investment results and the application of factors that vary with the insured's attained age. But it will never be less than the face amount. See AMOUNT OF LIFE INSURANCE, page 11.

Pruco Life of New Jersey deducts certain charges from premium payments and from the amounts held in the designated investment options. In addition, Pruco Life of New Jersey makes certain additional charges if a Contract is surrendered during the first 6 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CHARGES on page 9. In brief, and subject to that fuller description, the following diagram outlines the charges which may be made:

        ----------------------------------------------------------------
                                PREMIUM PAYMENT
        ----------------------------------------------------------------
                                       |
                                       |
                --------------------------------------------------
                 o Less charge for premium taxes. (Under certain
                   circumstances, this charge may be reduced or
                   eliminated, see item 1 under Charges, page 9).
                --------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                             INVESTED PREMIUM AMOUNT

   o  To be invested in one or a combination of:
      o  One or more of the fifteen available portfolios of the Series Fund.
      o  The Real Property Account.
      o  The Fixed Rate Option.
--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                                  DAILY CHARGES

   o A daily charge equivalent to an annual rate of up to 0.35% is deducted from the assets of each of the variable investment options for administrative expenses.
   o  A daily charge equivalent to an annual rate of up to 0.9% is deducted from the assets of each of the variable investment options for mortality and expense risks.
   o  Management fees and expenses are deducted from the assets of the
      Series Fund and the Real Property Account.
--------------------------------------------------------------------------------
                                     |
                                     |
--------------------------------------------------------------------------------
                               MONTHLY CHARGES

   o A charge for insurance protection is deducted monthly. Generally, this charge is imposed in an amount equal to 0.05% of the Contract fund per month. However, if the Contract fund falls so low as to make a charge of 0.05% per month inadequate, the charge may be increased to the amount permitted by the 1980 Commissioners Standard Ordinary Mortality Table ("1980 CSO Table").
--------------------------------------------------------------------------------
                                     |
                                     |
--------------------------------------------------------------------------------
                           POSSIBLE ADDITIONAL CHARGES

   o If the Contract is surrendered during the first 6 years, a contingent deferred sales charge is assessed; the maximum contingent deferred sales charge during the first year is 9% of the amount credited under the Contract. Thereafter, this charge decreases by one percent per year until, in the sixth Contract year, it is equal to 4% of the amount credited under the Contract. In the seventh and subsequent
      Contract years there is no charge. The sales charge will never be greater than 9% of the initial premium payment.
--------------------------------------------------------------------------------

Because of the charges listed above, and in particular because of the significant charges deducted upon early surrender, prospective purchasers should purchase a Contract only if they intend and have the financial capability to keep it in force for a substantial period.

Funds may be transferred among the subaccounts and to the fixed-rate option and the Real Property Account up to four times each year. There are limitations on transfers out of the fixed-rate option and into and out of the Real Property Account. See TRANSFERS, page 7.

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free-look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 7.

This Brief Description of the Contract is intended to provide a broad overview of the more significant features of the Contract. More detailed information will be found in subsequent sections of this prospectus and in the Contract document. That document, together with its attached application, constitutes the entire agreement between the owner and Pruco Life of New Jersey and should be retained by the owner.

          GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY OF NEW
         JERSEY, PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE
          ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER
                                  THE CONTRACT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the States of New Jersey and New York. These Contracts are not offered in any state in which the necessary approvals have not yet been obtained.


Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which in turn is a wholly-owned subsidiary of Prudential, a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutualization, is a complex process that may take two or more years to complete. No plan of demutualization has been adopted yet by Prudential's Board of Directors. Adoption of a plan of demutualization would occur only after enactment of appropriate legislation in New Jersey and would have to be approved by Prudential's policyholders and appropriate state insurance regulators. Throughout the process, there will be a continuing evaluation by the Board of Directors and management of Prudential as to the desirability of demutualization. The Board of Directors, in its discretion, may choose not to demutualize or to delay demutualization for a time.

Should Prudential convert to a stock company, the allocation of stock, cash or other benefits to policyholders and Contract owners would be made in accordance with procedures set forth in the plan of demutualization. In recent demutualizations, policyholders and contract owners of the converting mutual insurer have been eligible to receive consideration while policyholders and contract owners of the insurer's stock subsidiaries have not. It has not yet been determined whether any exceptions to that general approach will be made with respect to policyholders and Contract owners of Prudential's subsidiaries, including the Pruco Life insurance companies.

As of December 31, 1997, Prudential has invested over $127 million in Pruco Life of New Jersey through its subsidiary Pruco Life Insurance Company in connection with Pruco Life of New Jersey's organization and operation. Prudential intends from time to time to make additional capital contributions to Pruco Life of New Jersey as needed to enable it to meet its reserve requirements and expenses in connection with its business. However, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life of New Jersey's financial statements begin on page B-1 and should be considered only as bearing upon Pruco Life of New Jersey's ability to meet its obligations under the Contracts.


PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

The Pruco Life of New Jersey Single Premium Variable Life Account (the "Account") was established on April 15, 1985 under New Jersey law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life of New Jersey. Pruco Life of New Jersey is also the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life of New Jersey conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges Pruco Life of New Jersey makes against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Before making any such transfer, Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account.


The Account is registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life of New Jersey. There are currently fifteen subaccounts within the Account, each of which invests in a single corresponding portfolio of the Series Fund. Additional subaccounts may be added in the future. The Account's financial statements begin on page A-1.

THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-end, diversified management investment company which sold its shares only to separate accounts of Pruco Life of New Jersey and Pruco Life Insurance Company, was merged into the Series Fund. Prior to that date, the Account invested only in shares of the Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life of New Jersey to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.


Prudential is the investment advisor for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC, and Jennison are registered as investment advisors under the Investment Advisers Act of 1940.


As an investment advisor, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses such as accounting and custodian fees. See EXPENSES INCURRED BY THE SERIES FUND, page 10.

It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund, nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as:
(1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN--INCLUDING ANY RISKS ASSOCIATED WITH INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT

The Pruco Life of New Jersey Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life of New Jersey that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the value of assets.

The partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the partnership. Prudential charges the partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the partnership.

A FULL DESCRIPTION OF THE REAL PROPERTY ACCOUNT, ITS MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS CHARGES AND EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN, THE PARTNERSHIP'S INVESTMENT OBJECTIVES, AND ALL OTHER ASPECTS OF THE REAL PROPERTY ACCOUNT'S AND THE PARTNERSHIP'S OPERATIONS IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE REAL PROPERTY ACCOUNT, WHICH SHOULD BE READ TOGETHER WITH THIS PROSPECTUS BY ANY CONTRACT OWNER CONSIDERING THE REAL PROPERTY ACCOUNT AS AN INVESTMENT OPTION. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

              DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

For insureds below the age of 76, the minimum initial premium payment is $10,000. For insureds aged 76 through 85, the minimum initial premium payment is $50,000. Before issuing any Contract, Pruco Life of New Jersey requires evidence of insurability which may include a medical examination. The Contract will only be issued on insureds who are classified as standard risks following Pruco Life of New Jersey's regular underwriting process. Insurance protection will begin on the date the initial payment and completed application are received. On the date the initial payment is received in the Home Office specified in the Contract, the amount credited under the Contract begins to vary to reflect the investment results of the variable investment option[s] which have been chosen or the interest rate declared for the fixed-rate option. If the application is not approved, because the current underwriting requirements are not met, the premium payment will promptly be returned. The Company reserves the right to change these requirements on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life of New Jersey mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

ALLOCATION OF THE PREMIUM PAYMENT

The Contract owner determines how the initial premium payment, after the deduction for any applicable state and/or local premium taxes, will be allocated among the subaccounts, the fixed-rate option, and the Real Property Account. The owner may choose to allocate nothing to a particular subaccount or to the fixed-rate option or the Real Property Account, but any allocation made must be at least 10% and may not be a fractional percent.


Additionally, a feature called Dollar Cost Averaging is available to Contract owners who make an allocation to the Money Market Subaccount. Under this feature, automatic flat dollar amounts will be transferred monthly from the Money Market Subaccount into other investment options available under the Contract, excluding the fixed-rate option, but including the Real Property Account. At issue, the minimum amount initially designated for transfer under this feature must be the greater of $10,000 and 10% of the initial premium payment. After issue, Pruco Life of New Jersey will accept an amount less than $10,000 provided it brings the balance in any current Dollar Cost Averaging account up to $10,000. Automatic monthly transfers must be at least 3% of the amount initially allocated to the Dollar Cost Averaging account (that is, if $10,000 is initially allocated, the minimum monthly transfer is $300), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Pruco Life of New Jersey's discretion. The minimum transfer amount will only be recalculated upon an increase in the amount allocated to the account.


Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the amount designated for Dollar Cost Averaging has been transferred, or until the Contract owner gives notification of a change in allocation or cancellation of the account. Currently, there is no charge for using the Dollar Cost Averaging account.

TRANSFERS

The Contract owner may transfer the portion of the Contract fund allocated to any of the subaccounts, the fixed-rate option or the Real Property Account without charge and without any federal income tax liability. Transfers must be in amounts of $300 or more or the total amount in the subaccounts, if less, and must not cause the amount credited in any subaccount to be less than $300, unless the entire amount in that subaccount is transferred. The Contract owner may transfer amounts by proper written notice to the Home Office, or by telephone, provided the Contract owner is enrolled to use the Telephone Transfer System. A Contract owner will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or the Contract owner elects not to have this privilege. Telephone transfers are not available if Pruco Life of New Jersey has received proper notice that the Contract is assigned. See ASSIGNMENT, page 18. Pruco Life of New Jersey has adopted procedures designed to ensure that requests by telephone are genuine. Pruco Life of New Jersey will not be held liable for following telephone instructions that it reasonably believes to be genuine. Pruco Life of New Jersey cannot guarantee that owners will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at the Home Office. The owner may make up to four transfers a year, either among the subaccounts or from the subaccounts to the fixed-rate option or the Real Property Account.

In addition, the entire amount of the Contract fund in the subaccounts may be transferred to the fixed-rate option at any time. A Contract owner who wishes to convert his or her variable Contract to a fixed-benefit Contract must request a complete transfer of funds to the fixed-rate option and should also change his or her allocation instructions regarding any future premiums.


The Contract was not designed for professional market timing organizations or other organizations or individuals using programmed, large or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Account and the Series Fund and will be discouraged. If such a pattern were to be found, Pruco Life of New Jersey may be required to modify the transfer procedures, including, but not limited to, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one owner.


On the liquidation date of a Zero Coupon Bond Subaccount, all the shares held by it in the corresponding portfolio of the Series Fund will be redeemed and the proceeds of the redemption applicable to each Contract will be transferred to the Money Market Subaccount unless the Contract owner directs that it be transferred to another subaccount. A transfer that occurs upon the liquidation date of a Zero Coupon Bond Subaccount will not be counted as one of the four permissible transfers in a Contract year.

Transfers from the fixed-rate option to the subaccounts are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may currently be transferred out of the fixed-rate option each year is the greater of: (a) 25% of the amount in the fixed-rate option and (b) $5,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at the Home Office. These limits are subject to change in the future. Transfers to and from the Real Property Account are subject to restrictions described in a separate prospectus for that investment option.


SURRENDERS


The Contract owner may surrender the Contract at any time for its full cash surrender value (which takes into account the contingent deferred sales charge, if any, and any Contract debt). Neither partial surrenders nor Contract splits are permitted. To surrender a Contract, the owner must deliver or mail it, together with a written request in a form that meets Pruco Life of New Jersey's needs, to the Prudential Annuity Service Center (previously known as the Pruco Life of New Jersey Home Office). The cash surrender value of the surrendered Contract will be determined as of the end of the valuation period during which such notice is received in the Annuity Service Center. See WHEN PROCEEDS ARE PAID, page 15. Surrender of the Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 15.


LOANS

The Contract owner may borrow from Pruco Life of New Jersey up to the "loan value" of the Contract using only the Contract as security for the loan. Contractually, loans will be made only on or after the first Contract anniversary. However, as an administrative practice, Pruco Life of New Jersey allows loans to be made during the first Contract year. This practice may change. The loan value of a Contract is 90% of an amount equal to its Contract fund, reduced by any charges due upon surrender. However, Pruco Life of New Jersey will, on a non-contractual basis, increase the loan value by permitting a Contract owner to borrow up to 100% of the portion of the Contract fund attributable to the fixed-rate option (or any portion of the Contract fund attributable to a prior loan supported by the fixed-rate option), reduced by any charges due upon surrender. Loans will be treated as distributions for tax purposes. See TAX TREATMENT OF CONTRACT BENEFITS, page 15.

When a loan is taken, the amounts allocated to the subaccount[s], the fixed-rate option or the Real Property Account will be reduced by the amount of any loan. The reduction will generally be made in the same proportions as the value in each subaccount, the fixed-rate option, and the Real Property Account bears to the total value of the Contract. As explained below, however, the principal amount of the loan continues to be part of the Contract owner's total Contract fund.

Pruco Life of New Jersey will charge interest at the rate of 6% per year on any outstanding loan and, if the interest is not paid on the Contract anniversary, the amount of the interest will be added to the loan. Although the amount of the loan will be withdrawn from the variable investment options and the fixed-rate option, Pruco Life of New Jersey will nevertheless credit the amount withdrawn with interest daily at an effective annual rate of either 5.5% or 4%. The loan plus the interest credited thereon to the Contract owner remain part of the Contract fund. Determination of the applicable interest rate credited to the Contract owner on the loan amount is made as follows. The loan amount is divided into two parts, the "target loan amount" and the remainder. The target loan amount for any Contract year is 10% of the initial premium for each Contract year. Thus in the first year it is 10% of the premium payment, in the second year 20% of the premium payment, and so on. Any borrowed amount that is part of the target loan amount is credited with interest daily at an effective annual rate of 5.5%. Amounts borrowed in excess of the target loan amount, and second loans in any year, are credited daily with interest at an effective annual rate of 4%. Thus the net cost of the loan to the Contract owner is about 0.5% per year on the target loan amount and 2% per year on amounts in excess of the target loan amount and on second loans in any year; however, since the amount borrowed is not invested in the variable investment option[s] the cash surrender value does not, to that extent, participate in either favorable or unfavorable investment performance. Upon each Contract anniversary any outstanding loan up to the new target loan amount will be credited interest at the 5.5% rate even if some of that loan had been credited interest at 4% in the prior year.

Repayment of a loan does not restore the Contract fund or cash surrender value to what it would have been had no loan been taken, since the loaned amount did not reflect investment experience during the period the loan was outstanding. This may also have an effect on the death benefit.

In addition, it should be recognized that a Contract loan will increase the difference between the gross investment return in the underlying portfolio[s] of the Series Fund and the net return in the selected subaccount[s]. This is because the cost of insurance charge (see item 4 under CHARGES, below) is not reduced by the making of a Contract loan while the amount in the subaccount[s] from which such charges are deducted is reduced by the amount of the loan.

CHARGES


1. DEDUCTION FROM PREMIUM PAYMENTS. Upon purchase of this Contract, a premium tax is generally payable. Based on the statutory rate, Pruco Life of New Jersey will deduct the maximum amount of premium taxes applicable to the particular Contract from the initial premium payment. These statutory rates vary by state and local jurisdiction. The most common level of premium taxes is 2% of the premium. The tax rates in those jurisdictions that impose a tax generally range from 0.75% to 5% (but in some instances may exceed 5%). The amount charged by Pruco Life of New Jersey may be more than it actually pays. The amount remaining after the deduction of premium taxes will be allocated to the investment option[s] as the owner directs. However, if (a) the sum of the initial premiums under the Contract and all other DISCOVERY Life Plus and DISCOVERY Life Contracts issued on the same insured equal $50,000 or more, or (b) Contracts are purchased on all children of a parent or all grandchildren of a grandparent, each Contract has an initial premium of $25,000 or more and the total initial premiums add up to $50,000 or more, Pruco Life of New Jersey will deduct for initial and additional premium taxes only the portion of the applicable state premium taxes which is in excess of 4% of the premium, and any applicable local premium taxes. If total premiums under the Contract and all other DISCOVERY Life Plus and DISCOVERY Life Contracts issued on the same insured equal or exceed $50,000, any premium taxes previously deducted will be used to increase the Contract fund on the most recent Contract. Thus, in many cases, if a Contract is purchased with an initial premium of $50,000 or more, there will be no deduction from the payment and the entire amount will be invested as the owner directs. During 1997, 1996 and 1995, Pruco Life of New Jersey received no money in charges for payment of state premium taxes.

2. SALES CHARGES ON SURRENDERS. A contingent deferred sales charge may be imposed upon surrender of this Contract. This charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, preparation of sales literature, and other promotional activities. As stated earlier, on page 3, no sales charge will be made if the Contract is surrendered after the sixth Contract year. If the Contract is surrendered in the first year, the charge will be 9% of the amount credited under the Contract. For each year after the first that the Contract is in effect, the contingent deferred sales charge as a percentage of the Contract fund is reduced by 1% until it reaches 4% in year 6. However, in no event will the sales charge be greater than 9% of the initial premium payment. If there is an outstanding loan, the amount of any deferred sales charge will be computed as if the loan had been repaid immediately before the surrender. No deferred sales charge is applicable to the death benefit, no matter when that may become payable. During 1997, 1996, and 1995, Pruco Life of New Jersey received a total of $4,638, $2,163, and $556, respectively, in sales charges on surrenders of the Contracts.

3. ADMINISTRATIVE CHARGE. There is a charge imposed to reimburse Pruco Life of New Jersey for the expenses it incurs in administering the Contracts, which includes such things as underwriting the Contract, conducting any medical examinations, establishing and maintaining records, and providing reports to Contract owners. This charge will be assessed by deducting, from the assets of each of the variable investment options, a percentage of those assets equivalent to an effective annual rate of up to 0.35% (.00095723%, daily). During
1997, 1996, and 1995,

Pruco Life of New Jersey received a total of approximately $166,677, $157,141, and $149,296, respectively, in annual administrative charges under the Contracts. This administrative charge is guaranteed never to be increased above an effective annual rate of 0.35% over the life of the Contracts.


4. CHARGE FOR INSURANCE PROTECTION. Immediately after the Contract is issued the amount of insurance payable upon death of the insured (the face amount) will be substantially higher than the initial premium payment. As the insured grows older, and if investment results (or interest credited) have been reasonably favorable, the difference between the Contract fund and the amount payable to the beneficiary in the event of the insured's death will become smaller. But the death benefit will always be higher than the Contract fund. To enable Pruco Life of New Jersey to pay this additional amount, it makes a monthly charge commencing on the Contract date, the date the Contract is issued. The National Association of Insurance Commissioners publishes mortality tables from which it can be determined what an appropriate monthly charge for this purpose should be, depending upon the insured's age and sex (except where unisex rates apply). One set of such tables is known as the 1980 CSO Table. Although Pruco Life of New Jersey has the contractual right to charge maximum cost of insurance rates, based on the 1980 CSO Table, the actual cost of insurance charge will generally be lower than that specified by the 1980 CSO Table. Except as explained in the next paragraph, the charge will be imposed on each of the Contract's Monthly dates (i.e., the Contract date and the same day of each succeeding month) in an amount equal to 0.05% per month of the Contract fund on such dates. The sum of 12 monthly mortality charges is likely to be between 0.6% and 0.65% per Contract year of the Contract fund. The exact percentage is uncertain because the Contract fund varies in amount daily. If the Contract fund remains level throughout the entire Contract year, the sum of the charges would be 0.6% of the Contract fund. If the Contract fund declined uniformly throughout the year, the sum would be less than 0.6%. If the Contract fund increased uniformly throughout the year, the sum would be greater than 0.6%. (For example, at a 12% gross rate of return, the sum of the monthly charges would be approximately 0.65%.)


The monthly insurance charge generally will be assessed at a rate of 0.05% per month of the Contract fund, unless as a result of very unfavorable investment experience, the Contract fund falls so low as to make a monthly charge based upon a rate of 0.05% per month inadequate. In that event, the charge may be increased to the amount permitted by the 1980 CSO Table. This higher charge would generally be assessed only when the Contract fund is at least 40% lower than that which would exist were a net rate of 6% earned in the applicable variable investment option[s] and maximum mortality charges based on the 1980 CSO Table deducted. In practice, this will require that the return average somewhat less than 6% for several years or that a substantial depreciation in the Contract fund occur in a particular year. For example, for a male who buys a Contract at age 35, investment results could average a net return of 2.22% per year for about 19 years before Pruco Life of New Jersey will make a higher cost of insurance charge. As another example, for a male who buys a Contract at age 40 and experiences an average net return of 6% per year for 8 years, it would take a loss of about 43% in the ninth year (which could occur if there was a substantial market drop) in order to bring about an increase in the insurance charge.

5. CHARGES FOR ASSUMING MORTALITY AND EXPENSE RISKS. Pruco Life of New Jersey makes a charge for assuming the risk that its estimates of longevity and of the expenses it expects to incur, over the lengthy periods that this Contract may be in effect--estimates that are the basis for the level of the other charges it makes under the Contracts--will turn out to be incorrect. The mortality and expense risk charge will be made by deducting daily, from the assets of each of the subaccounts and/or the Real Property Account, a percentage of those assets equivalent to an effective annual rate of up to 0.9% (.00245475%, daily). During 1997, 1996, and 1995, Pruco Life of New Jersey received a total of approximately $427,432, $402,978, and $382,860, respectively, in mortality and expense risk charges under the Contracts.

6. EXPENSES INCURRED BY THE SERIES FUND. Subject to certain caps and offsets, the charges and expenses of the Series Fund are indirectly borne by the Contract owners. Investment management fees for the available Series Fund portfolios are briefly described under THE PRUDENTIAL SERIES FUND, INC. on page 6. Further detail about management fees and other Series Fund expenses is provided in the attached prospectus for the Series Fund and its statement of additional information. Higher charges and expenses are incurred if the Real Property Account is selected, as described in the attached prospectus for the Real Property Account.


The Account purchases shares of the Series Fund at net asset value. The net asset value of those shares reflects investment management fees and expenses already deducted from the assets of the Series Fund. More detailed information is contained in the attached prospectus for the Series Fund.


The total expenses of each portfolio for the year 1997 expressed as a percentage of the average assets during the year are shown below:


-------------------------------------------------------------------------------------------
                                       |  INVESTMENT  |  OTHER EXPENSES  |  TOTAL EXPENSES
                                       |   ADVISORY   |  (AFTER EXPENSE  |  (AFTER EXPENSE
                 PORTFOLIO             |      FEE     |  REIMBURSEMENT)* |  REIMBURSEMENT)*
---------------------------------------|--------------|------------------|-----------------
MONEY MARKET PORTFOLIO                 |     0.40%    |          0%*     |      0.40%*
DIVERSIFIED BOND PORTFOLIO             |     0.40%    |          0%*     |      0.40%*
GOVERNMENT INCOME PORTFOLIO            |     0.40%    |       0.04%      |      0.44%
ZERO COUPON BOND PORTFOLIO 2000        |     0.40%    |          0%*     |      0.40%*
ZERO COUPON BOND PORTFOLIO 2005        |     0.40%    |          0%      |      0.40%*
CONSERVATIVE BALANCED PORTFOLIO        |     0.55%    |          0%*     |      0.40%*
FLEXIBLE MANAGED PORTFOLIO             |     0.60%    |          0%*     |      0.40%*
HIGH YIELD BOND PORTFOLIO              |     0.55%    |       0.02%      |      0.57%
STOCK INDEX PORTFOLIO                  |     0.35%    |       0.02%      |      0.37%
EQUITY INCOME PORTFOLIO                |     0.40%    |       0.01%      |      0.41%
EQUITY PORTFOLIO                       |     0.45%    |          0%*     |      0.40%*
PRUDENTIAL JENNISON PORTFOLIO          |     0.60%    |       0.04%      |      0.64%
SMALL CAPITALIZATION STOCK PORTFOLIO   |     0.40%    |       0.10%      |      0.50%
GLOBAL PORTFOLIO                       |     0.75%    |       0.10%      |      0.85%
NATURAL RESOURCES PORTFOLIO            |     0.45%    |       0.09%      |      0.54%
-------------------------------------------------------------------------------------------


* Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc., in which the Account previously invested. For the Money Market, Diversified Bond, Zero Coupon Bond Portfolio 2000, Zero Coupon Bond Portfolio 2005, Conservative Balanced, Flexible Managed, and Equity Portfolios, Pruco Life will make daily adjustments that will offset the effect on Contract owners of any higher investment management fees and expenses charged against the Series Fund. Pruco Life also makes, on a non-guaranteed basis, daily adjustments to ensure that the portfolio expenses indirectly borne by a Contract owner investing in the Zero Coupon Bond Portfolio 2005 will not exceed the investment management fee.

Without such adjustments the portfolio expenses indirectly borne by a Contract owner, expressed as a percentage of the average daily net assets by portfolio, would have been 0.43% for the Money Market Portfolio, 0.43% for the Diversified Bond Portfolio, 0.66% for the Zero Coupon Bond Portfolio 2000, 0.74% for the Zero Coupon Bond Portfolio 2005, 0.56% for the Conservative Balanced Portfolio, 0.62% for the Flexible Managed Portfolio, and 0.46% for the Equity Portfolio in 1997. Pruco Life does not intend to discontinue the adjustments for the Zero Coupon Bond Portfolio 2005 in the future, although it retains the right to do so. No such offset will be made with respect to the remaining portfolios.


7. TOTAL CHARGES AND CONTRACT VALUES. As may be seen from the foregoing description, the amount credited under the Contract at the outset of the Contract will be less than the initial premium payment by the amount of the premium tax payable, unless the initial premium payment satisfies Pruco Life of New Jersey's standards for elimination or reduction of the premium tax charge as explained in item 1 above. Thereafter, assuming a total Series Fund expense ratio of 0.51% (taking into account any applicable offsets described under THE PRUDENTIAL SERIES FUND, INC. on page 6), a cost of insurance charge of 0.05% per month and no Contract debt, the amount credited under the Contract will vary at a rate that is approximately 2.41% to 2.36% lower than the gross investment return of the underlying portfolio of the Series Fund in which the assets held under the Contract are invested.

8. TAXES ON PRUCO LIFE OF NEW JERSEY. The Account is not a separate taxpayer for purposes of the Code. The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey. No charge is currently being made against the Account for company federal income taxes (excluding any charge for taxes attributable to premiums). Pruco Life of New Jersey will review the question of a charge to the Account for company federal income taxes periodically. Such a charge may be made in future years for any company federal income taxes that would be attributable to the Account.

Under current law, Pruco Life of New Jersey may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local laws, the imposition of any such taxes upon Pruco Life of New Jersey that are attributable to the Account may result in a corresponding charge against the Account.

AMOUNT OF LIFE INSURANCE

As stated earlier, when the Contract is issued Pruco Life of New Jersey will determine what the initial amount of life insurance will be for the initial premium payment. That amount will be shown on the cover page of the Contract and is called the "face amount". The face amount will be calculated by Pruco Life of New Jersey as the amount of whole life insurance that can be provided for the insured by the initial premium, after the deduction of any applicable state and local premium taxes. This calculation is based on the 1980 CSO Table and an interest rate of at least 6%. The amount payable to the beneficiary upon the insured's death will never be less than the face amount as long as the Contract remains in force, except that it will be reduced by the amount of any outstanding loan plus interest. But the Contract's death benefit may be higher than the face amount, depending upon the length of time the Contract is in force and the Contract's investment results.

1. SOME TYPICAL FACE AMOUNTS. The following table shows for insureds of various ages what the face amount of insurance will be for an initial premium payment of $10,000 or $50,000. The table assumes that at issuance the fixed-rate option is not being credited more than 6% (if a higher rate is being credited under the fixed-rate option, the face amount will be slightly higher) and, for the $10,000 premium payment, assumes a total state and local premium tax rate of 2%.

--------------------------------------------------------------------------------
 AGE OF     |          FACE AMOUNT         |            FACE AMOUNT
INSURED     |          FOR $10,000         |            FOR $50,000
 ON THE     |            PREMIUM           |              PREMIUM
CONTRACT    |------------------------------|------------------------------------
  DATE      |     MALE      |    FEMALE    |       MALE      |      FEMALE
------------|---------------|--------------|-----------------|------------------
    5       |    $231,211   |   $298,154   |    $1,179,644   |    $1,521,193
   15       |    $151,173   |   $198,359   |    $  771,290   |    $1,012,032
   25       |    $104,157   |   $129,799   |    $  531,412   |    $  662,236
   35       |    $ 66,654   |   $ 82,561   |    $  340,069   |    $  421,229
   45       |    $ 42,601   |   $ 52,980   |    $  217,353   |    $  270,304
   55       |    $ 28,260   |   $ 35,032   |    $  144,183   |    $  178,734
   65       |    $ 19,832   |   $ 23,624   |    $  101,180   |    $  120,529
   75       |    $ 14,982   |   $ 16,631   |    $   76,439   |    $   84,850
-------------------------------------------------------------------------------

In some states the figures in the above table for males will apply to both males and females. The table does not apply to certain Contracts issued to employers and employee organizations based on unisex rates. See LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS, page 18.

2. INCREASE IN DEATH BENEFIT DUE TO FAVORABLE INVESTMENT EXPERIENCE. It is likely that the amount of insurance will not change for several years after the Contract date. Then, if investment experience is sufficiently favorable (by which is generally meant an average annual net return of greater than 6%), the death benefit may increase. The Contract provides that the death benefit will never be less than the face amount or a stated multiple (which changes every year with the attained age of the insured) of the Contract fund. The latter ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. Representative multiples for insureds are shown in the table below.

       -------------------------------------------------------------
                       |        DEATH BENEFIT IS NO LESS THAN
          AGE OF       |          THE CONTRACT FUND TIMES THE
          INSURED      |     FOLLOWING MULTIPLE (ASSUMES NO LOAN)
                       |--------------------------------------------
                       |          MALE        |        FEMALE
       ----------------|----------------------|---------------------
             5         |          4.80        |         7.50
            15         |          4.80        |         7.50
            25         |          4.56        |         6.11
            35         |          3.76        |         4.52
            45         |          2.27        |         2.64
            55         |          1.55        |         1.82
            65         |          1.23        |         1.40
            75         |          1.09        |         1.15
            85         |          1.05        |         1.05
            95         |          1.02        |         1.02
       -----------------------------------------------------------------

Thus, for a male age 55 who purchased a Contract with a face amount of $133,307 when he was 35 for a premium payment of $20,000, if the Contract fund has increased to $122,604 due to a gross return in the selected Series Fund portfolios of 12%, the death benefit payable will be $196,166 at the end of 20 years, based on the assumptions reflected in the table on page T1. If the Contract fund were to drop subsequently because of unfavorable investment results, the death benefit would also drop, but not below the face amount. In some states the figures in the above table for males will apply to both males and females. The table does not apply to certain Contracts issued to employers and employee organizations based on unisex rates. See LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS, page 18.

LAPSE AND REINSTATEMENT

If the investment results of a Contract's variable investment option[s] have been so unfavorable that the net cash surrender value on any Monthly date has decreased to zero or less, the Contract will go into default.


Should this happen, Pruco Life of New Jersey will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in force. This payment must be received at the Annuity Service Center within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS on page 15.


A Contract that has lapsed may be reinstated within 3 years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life of New Jersey requires renewed evidence of insurability, and submission of certain payments due under the Contract.

A Contract that has lapsed has no value and provides no benefits.

ADDITIONAL PREMIUM PAYMENTS


After the Contract has been in force for several years, the Contract owner may be allowed the option of paying additional premium payments in order to increase his or her Contract fund. Such premium payments are allowed when they will not cause the Contract to fail to qualify as life insurance for tax purposes and will not then increase the amount of insurance. Upon request, Pruco Life of New Jersey will tell the Contract owner whether an additional premium payment can be made and its maximum amount. If the owner does make an additional premium payment, the amount of that payment, less any applicable premium taxes which may be payable, will increase the Contract fund but not the death benefit. These premium payments will not increase the maximum possible deferred sales charge. An additional premium payment will not be accepted by Pruco Life of New Jersey if it would, through the application of the multiples shown on page 12, immediately result in an increase in the death benefit.


Several factors affect when additional premium payments may be made. For example, the Contract years in which a female issue age 55 may make additional payments depend upon investment performance. Based upon a hypothetical gross annual rate of return of 8% in the selected Series Fund portfolio[s], and upon the assumptions reflected in the table on page T1, an additional payment may first be made in year 12, and additional payments may be made as late as year 20.

LIVING NEEDS BENEFIT

Contract applicants may elect to add the LIVING NEEDS BENEFIT(SM) to their Contracts at issue, subject to Pruco Life of New Jersey's receipt of satisfactory evidence of insurability. The benefit may vary state-by-state. It can generally be added only to Contracts with face amounts of $50,000 or more or when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more.

The LIVING NEEDS BENEFIT allows the Contract owner to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. Depending upon state regulatory approval, one or both of the following options may be available. A Pruco Life of New Jersey representative should be consulted as to whether additional options may be available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for 6 months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for 6 months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may
(1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life of New Jersey reserves the right to determine the minimum amount that may be accelerated.

The LIVING NEEDS BENEFIT is available only to the extent regulatory approval has been obtained. If desired by a Contract owner, the benefit must be requested on the Contract's application. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life of New Jersey can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.


The Contract owner should consider whether adding this settlement option is appropriate in his or her given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Health Insurance Portability and Accountability Act of 1996 excludes from income the LIVING NEEDS BENEFIT if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). Contract owners should consult with a qualified tax advisor before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect a Contract owner's eligibility for certain government benefits or entitlements.


ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND
ACCUMULATED PREMIUMS

The tables in this prospectus have been prepared to help show how values under this Contract change with investment performance of the Account. The tables assume that no portion of the Contract fund is allocated to the fixed-rate option or the Real Property Account. The tables illustrate how cash surrender values (reflecting the deduction of deferred sales charges, if any) and death benefits under Contracts issued on an insured of a given age would vary over time if the return on the assets held in the Series Fund portfolios were a uniform, gross, after tax, annual rate of 0%, 4%, 8%, and 12%. The death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 4%, 8%, and 12% but fluctuated over and under those averages throughout the years. For the hypothetical returns of 0% and 4%, the tables also show when the Contract would go into default, at which time additional payments would be needed to keep it in force.


The amounts shown for the death benefit and cash surrender value as of each Contract anniversary reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross after tax return of the portfolios. This is because these tables assume a total Series Fund expense ratio of 0.47% (taking into account the offsets described under EXPENSES INCURRED BY THE PRUDENTIAL SERIES FUND, INC. on page 10) and also reflect the daily charge to the Account for the cost of administration, which is equivalent to an effective annual charge of 0.35%, and the daily charge to the Account for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.9%. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.47% and will depend on which subaccounts are selected. Based on the above assumptions, gross annual rates of return of 0%, 4%, 8%, and 12% thus correspond in the tables to approximate net annual rates of return of -1.72%, 2.28%, 6.28%, and 10.28%.

The tables on pages T1 and T3 also reflect the fact that Pruco Life of New Jersey generally makes its monthly charge for providing insurance protection at an amount equal to 0.05% per month (approximately 0.6% to 0.65% per year) of the assets in the subaccounts attributable to the Contract, even though it has the contractual right to charge a higher amount. Where the amount credited under a Contract falls to such a level as to make this monthly charge inadequate in Pruco Life of New Jersey's judgment (i.e., where the Contract fund value is at least 40% below that which would exist were a net rate of 6% earned in the applicable subaccounts and maximum mortality charges deducted), Pruco Life of New Jersey will deduct the maximum monthly mortality charge. See CHARGE FOR INSURANCE PROTECTION, page 10. The 0% and 4% columns in the tables on pages T1 and T3 reflect the deduction of these larger mortality charges in later years in accordance with this standard. The tables on pages T2 and T4 reflect the deduction of the maximum cost of insurance charge at all times, even though Pruco Life of New Jersey does not currently intend to charge the maximum contractual cost of insurance rates other than under the circumstances where the Contract fund value falls to a specified level, as explained above. All of the tables reflect the deduction of a sales charge in the calculation of the cash surrender value during the first 6 Contract years.


The tables also reflect the fact that no charges for federal or state income taxes are currently made against the Account. If such a charge is made in the future, it will take a higher gross rate of return than it does now to produce the net after-tax returns shown in the tables.

                                  ILLUSTRATIONS

                          DISCOVERY LIFE PLUS CONTRACT
                                MALE ISSUE AGE 35
                         $20,000 INITIAL PREMIUM PAYMENT
                 USING CURRENT SCHEDULE OF MORTALITY CHARGES (1)


                                                      DEATH BENEFIT
                                ------------------------------------------------------------
                                           ASSUMING HYPOTHETICAL GROSS (AND NET)
                PREMIUM                         ANNUAL INVESTMENT RETURN OF
 END OF       ACCUMULATED      ------------------------------------------------------------
 POLICY      AT 4% INTEREST       0% GROSS       4% GROSS       8% GROSS        12% GROSS
  YEAR          PER YEAR        (-1.72% NET)   (2.28% NET)     (6.28% NET)    (10.28% NET)
----------  -----------------   -------------- -------------   ------------   --------------
    1           $ 20,800         $133,307       $133,307        $133,307       $  133,307
    2           $ 21,632         $133,307       $133,307        $133,307       $  133,307
    3           $ 22,497         $133,307       $133,307        $133,307       $  133,307
    4           $ 23,397         $133,307       $133,307        $133,307       $  133,307
    5           $ 24,333         $133,307       $133,307        $133,307       $  133,307
    6           $ 25,306         $133,307       $133,307        $133,307       $  133,307
    7           $ 26,319         $133,307       $133,307        $133,307       $  133,307
    8           $ 27,371         $133,307       $133,307        $133,307       $  133,307
    9           $ 28,466         $133,307       $133,307        $133,307       $  133,307
   10           $ 29,605         $133,307       $133,307        $133,307       $  133,307
   15           $ 36,019         $133,307       $133,307        $133,307       $  150,028
   20           $ 43,822         $133,307       $133,307        $133,307       $  196,879
   25           $ 53,317         $      0(2)    $133,307        $133,307       $  270,741
   30           $ 64,868         $      0       $133,307        $133,307       $  385,391
   35           $ 78,922         $      0       $      0(2)     $155,351       $  566,137
   40           $ 96,020         $      0       $      0        $193,877       $  849,885
   45           $116,824         $      0       $      0        $248,201       $1,308,770



                                CASH SURRENDER VALUE
               -----------------------------------------------------------
                         ASSUMING HYPOTHETICAL GROSS (AND NET)
                              ANNUAL INVESTMENT RETURN OF
 END OF       -----------------------------------------------------------
 POLICY          0% GROSS       4% GROSS       8% GROSS       12% GROSS
  YEAR         (-1.72% NET)    (2.28% NET)    (6.28% NET)    (10.28% NET)
----------     -------------  -------------- --------------  -------------
    1             $17,424        $18,134       $ 18,906       $   19,686
    2             $17,209        $18,639       $ 20,125       $   21,752
    3             $16,995        $19,155       $ 21,492       $   24,018
    4             $16,781        $19,684       $ 22,949       $   26,604
    5             $16,568        $20,226       $ 24,502       $   29,473
    6             $16,356        $20,779       $ 26,158       $   32,649
    7             $16,644        $22,006       $ 28,785       $   37,281
    8             $16,093        $22,373       $ 30,410       $   40,868
    9             $15,347        $22,746       $ 32,126       $   44,799
   10             $14,571        $23,126       $ 33,940       $   49,109
   15             $10,130        $25,120       $ 44,661       $   77,734
   20             $ 4,184        $26,679       $ 58,770       $  123,049
   25             $     0(2)     $22,345       $ 77,336       $  194,777
   30             $     0        $12,618       $101,767       $  308,312
   35             $     0        $     0(2)    $133,923       $  488,048
   40             $     0        $     0       $176,251       $  772,622
   45             $     0        $     0       $231,963       $1,223,149



------------------

(1) ILLUSTRATED VALUES ASSUME 2% STATE AND/OR LOCAL PREMIUM TAXES, NO CONTRACT LOAN, AND THE DEDUCTION OF THE MONTHLY COST OF INSURANCE CHARGE IN ACCORDANCE WITH THE STANDARD EXPLAINED IN THE PROSPECTUS. THE CASH SURRENDER VALUES REFLECT THE CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO SURRENDERS WITHIN THE FIRST 6 CONTRACT YEARS. THE FACE AMOUNT IS BASED UPON THE ASSUMPTION THAT AT ISSUANCE THE FIXED-RATE OPTION IS NOT BEING CREDITED MORE THAN 6%.

(2) BASED ON A GROSS RETURN OF 0%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 23 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE. BASED ON A GROSS RETURN OF 4%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 34 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OF NEW JERSEY OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          DISCOVERY LIFE PLUS CONTRACT
                                MALE ISSUE AGE 35
                         $20,000 INITIAL PREMIUM PAYMENT
               USING MAXIMUM CONTRACTUAL OF MORTALITY CHARGES (1)

                                                      DEATH BENEFIT
                                ------------------------------------------------------------
                                           ASSUMING HYPOTHETICAL GROSS (AND NET)
                PREMIUM                        ANNUAL INVESTMENT RETURN OF
 END OF       ACCUMULATED       ------------------------------------------------------------
 POLICY      AT 4% INTEREST       0% GROSS       4% GROSS       8% GROSS        12% GROSS
  YEAR          PER YEAR        (-1.72% NET)   (2.28% NET)     (6.28% NET)    (10.28% NET)
----------  -----------------   -------------- -------------   ------------   --------------
    1           $  20,800         $133,307       $133,307        $133,307     $   133,307
    2           $  21,632         $133,307       $133,307        $133,307     $   133,307
    3           $  22,497         $133,307       $133,307        $133,307     $   133,307
    4           $  23,397         $133,307       $133,307        $133,307     $   133,307
    5           $  24,333         $133,307       $133,307        $133,307     $   133,307
    6           $  25,306         $133,307       $133,307        $133,307     $   133,307
    7           $  26,319         $133,307       $133,307        $133,307     $   133,307
    8           $  27,371         $133,307       $133,307        $133,307     $   133,307
    9           $  28,466         $133,307       $133,307        $133,307     $   133,307
   10           $  29,605         $133,307       $133,307        $133,307     $   133,307
   15           $  36,019         $133,307       $133,307        $133,307     $   142,897
   20           $  43,822         $133,307       $133,307        $133,307     $   187,517
   25           $  53,317         $      0(2)    $133,307        $133,307     $   257,798
   30           $  64,868         $      0       $      0(2)     $133,307     $   366,895
   35           $  78,922         $      0       $      0        $133,307     $   538,805
   40           $  96,020         $      0       $      0        $133,307     $   808,533
   45           $ 116,824         $      0       $      0        $164,351     $ 1,243,578


                                 CASH SURRENDER VALUE
                -----------------------------------------------------------
                          ASSUMING HYPOTHETICAL GROSS (AND NET)
                              ANNUAL INVESTMENT RETURN OF
 END OF         -----------------------------------------------------------
 POLICY           0% GROSS       4% GROSS       8% GROSS       12% GROSS
  YEAR          (-1.72% NET)    (2.28% NET)    (6.28% NET)    (10.28% NET)
----------      -------------  -------------- --------------  -------------
    1              $17,306        $18,016       $ 18,777      $   19,556
    2              $16,953        $18,384       $ 19,872      $   21,480
    3              $16,579        $18,742       $ 21,083      $   23,610
    4              $16,180        $19,087       $ 22,362      $   26,033
    5              $15,753        $19,415       $ 23,708      $   28,711
    6              $15,295        $19,721       $ 25,126      $   31,671
    7              $15,259        $20,621       $ 27,440      $   36,025
    8              $14,562        $20,668       $ 28,759      $   39,354
    9              $13,836        $20,680       $ 30,132      $   43,007
   10              $13,079        $20,653       $ 31,562      $   47,020
   15              $ 8,723        $19,800       $ 39,639      $   74,040
   20              $ 2,839        $17,065       $ 49,414      $  117,198
   25              $    0(2)      $10,852       $ 61,057      $  185,466
   30              $    0         $     0(2)    $ 75,094      $  293,516
   35              $    0         $     0       $ 92,595      $  464,486
   40              $    0         $     0       $117,028      $  735,029
   45              $    0         $     0       $153,599      $1,162,222


------------------

(1) ILLUSTRATED VALUES ASSUME 2% STATE AND/OR LOCAL PREMIUM TAXES, NO CONTRACT LOAN, AND THE DEDUCTION OF MAXIMUM MONTHLY COST OF INSURANCE CHARGES. THE CASH SURRENDER VALUES REFLECT THE CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO SURRENDERS WITHIN THE FIRST 6 CONTRACT YEARS. THE FACE AMOUNT IS BASED UPON THE ASSUMPTION THAT AT ISSUANCE THE FIXED-RATE OPTION IS NOT BEING CREDITED MORE THAN 6%.

(2) BASED ON A GROSS RETURN OF 0% AND THE DEDUCTION OF MAXIMUM COST OF INSURANCE CHARGES, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 22 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE. BASED ON A GROSS RETURN OF 4% AND THE DEDUCTION OF MAXIMUM COST OF INSURANCE CHARGES, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 30 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OF NEW JERSEY OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          DISCOVERY LIFE PLUS CONTRACT
                               FEMALE ISSUE AGE 55
                        $100,000 INITIAL PREMIUM PAYMENT
                  USING CURRENT SCHEDULE MORTALITY CHARGES (1)

                                                      DEATH BENEFIT
                               ------------------------------------------------------------
                                          ASSUMING HYPOTHETICAL GROSS (AND NET)
                PREMIUM                        ANNUAL INVESTMENT RETURN OF
 END OF      ACCUMULATED       ------------------------------------------------------------
 POLICY     AT 4% INTEREST      0% GROSS        4% GROSS       8% GROSS       12% GROSS
  YEAR         PER YEAR        (-1.72% NET)    (2.28% NET)    (6.28% NET)    (10.28% NET)
---------  -----------------   --------------  -------------  -------------  --------------
   1           $104,000          $357,468       $357,468        $357,468     $   357,468
   2           $108,160          $357,468       $357,468        $357,468     $   357,468
   3           $112,486          $357,468       $357,468        $357,468     $   357,468
   4           $116,986          $357,468       $357,468        $357,468     $   357,468
   5           $121,665          $357,468       $357,468        $357,468     $   357,468
   6           $126,532          $357,468       $357,468        $357,468     $   357,468
   7           $131,593          $357,468       $357,468        $357,468     $   357,468
   8           $136,857          $357,468       $357,468        $357,468     $   357,468
   9           $142,331          $357,468       $357,468        $357,468     $   357,468
  10           $148,024          $357,468       $357,468        $357,468     $   360,800
  15           $180,094          $357,468       $357,468        $357,468     $   511,626
  20           $219,112          $      0(2)    $357,468        $357,468     $   734,532
  25           $266,584          $      0       $357,468(2)     $434,039     $ 1,093,142



                                 CASH SURRENDER VALUE
               -----------------------------------------------------------
                         ASSUMING HYPOTHETICAL GROSS (AND NET)
                              ANNUAL INVESTMENT RETURN OF
 END OF        -----------------------------------------------------------
 POLICY         0% GROSS       4% GROSS       8% GROSS       12% GROSS
  YEAR         (-1.72% NET)    (2.28% NET)    (6.28% NET)   (10.28% NET)
---------      -------------  -------------- -------------- --------------
   1              $88,900       $ 92,668       $ 96,644       $100,620
   2              $87,802       $ 95,095       $102,678       $111,166
   3              $86,708       $ 97,732       $109,652       $122,726
   4              $85,618       $100,430       $117,087       $135,734
   5              $84,531       $103,192       $125,011       $150,375
   6              $83,449       $106,017       $133,457       $166,576
   7              $84,920       $112,277       $146,864       $190,210
   8              $82,960       $114,150       $155,153       $208,508
   9              $78,562       $116,054       $163,910       $228,567
  10              $73,329       $117,989       $173,162       $250,555
  15              $40,982       $128,164       $227,865       $396,609
  20              $     0(2)    $139,215       $299,849       $627,804
  25              $     0       $151,219(2)    $394,581       $993,765


-----------------

(1) ILLUSTRATED VALUES ASSUME NO DEDUCTION FOR STATE AND/OR LOCAL PREMIUM TAXES, NO CONTRACT LOAN, AND THE DEDUCTION OF THE MONTHLY COST OF INSURANCE CHARGE IN ACCORDANCE WITH THE STANDARD EXPLAINED IN THE PROSPECTUS. THE CASH SURRENDER VALUES REFLECT THE CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO SURRENDERS WITHIN THE FIRST 6 CONTRACT YEARS. THE FACE AMOUNT IS BASED UPON THE ASSUMPTION THAT AT ISSUANCE THE FIXED-RATE OPTION IS NOT BEING CREDITED MORE THAN 6%.

(2) BASED ON A GROSS RETURN OF 0%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 20 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE. BASED ON A GROSS RETURN OF 4%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 33 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OF NEW JERSEY OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          DISCOVERY LIFE PLUS CONTRACT
                               FEMALE ISSUE AGE 55
                        $100,000 INITIAL PREMIUM PAYMENT
                 USING MAXIMUM CONTRACTUAL MORTALITY CHARGES (1)


                                                      DEATH BENEFIT
                               ------------------------------------------------------------
                                          ASSUMING HYPOTHETICAL GROSS (AND NET)
               PREMIUM                         ANNUAL INVESTMENT RETURN OF
 END OF      ACCUMULATED       ------------------------------------------------------------
 POLICY     AT 4% INTEREST       0% GROSS       4% GROSS        8% GROSS       12% GROSS
  YEAR         PER YEAR        (-1.72% NET)    (2.28% NET)    (6.28% NET)    (10.28% NET)
---------  -----------------   -------------- --------------  -------------  --------------

   1           $104,000          $357,468       $357,468        $357,468       $  357,468
   2           $108,160          $357,468       $357,468        $357,468       $  357,468
   3           $112,486          $357,468       $357,468        $357,468       $  357,468
   4           $116,986          $357,468       $357,468        $357,468       $  357,468
   5           $121,665          $357,468       $357,468        $357,468       $  357,468
   6           $126,532          $357,468       $357,468        $357,468       $  357,468
   7           $131,593          $357,468       $357,468        $357,468       $  357,468
   8           $136,857          $357,468       $357,468        $357,468       $  357,468
   9           $142,331          $357,468       $357,468        $357,468       $  357,468
  10           $148,024          $357,468       $357,468        $357,468       $  357,468
  15           $180,094          $357,468       $357,468        $357,468       $  475,293
  20           $219,112          $      0(2)    $357,468        $357,468       $  682,125
  25           $266,584          $      0       $      0(2)     $357,468       $1,014,643


                                 CASH SURRENDER VALUE
               -----------------------------------------------------------
                         ASSUMING HYPOTHETICAL GROSS (AND NET)
                              ANNUAL INVESTMENT RETURN OF
 END OF        -----------------------------------------------------------
 POLICY          0% GROSS       4% GROSS       8% GROSS       12% GROSS
  YEAR         (-1.72% NET)    (2.28% NET)    (6.28% NET)   (10.28% NET)
---------      -------------  -------------- -------------- --------------

   1             $87,723        $  91,371      $  95,345      $ 99,318
   2             $85,294        $  92,581      $100,164       $108,438
   3             $82,713        $  93,727      $105,657       $118,539
   4             $79,975        $  94,771      $111,458       $130,189
   5             $77,061        $  95,692      $117,582       $143,133
   6             $73,939        $  96,458      $124,033       $157,517
   7             $72,746        $ 100,024      $134,857       $178,873
   8             $68,229        $  99,307      $140,715       $195,187
   9             $63,407        $  98,264      $146,759       $213,201
  10             $58,225        $  96,842      $152,985       $233,135
  15             $25,809        $  82,758      $187,644       $368,444
  20             $     0(2)     $  48,106      $229,442       $583,012
  25             $     0        $      0(2)    $280,678       $922,403


-----------------

(1) ILLUSTRATED VALUES ASSUME NO DEDUCTION FOR STATE AND/OR LOCAL PREMIUM TAXES, NO CONTRACT LOAN, AND THE DEDUCTION OF MAXIMUM MONTHLY COST OF INSURANCE CHARGES. THE CASH SURRENDER VALUES REFLECT THE CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO SURRENDERS WITHIN THE FIRST 6 CONTRACT YEARS. THE FACE AMOUNT IS BASED UPON THE ASSUMPTION THAT AT ISSUANCE THE FIXED-RATE OPTION IS NOT BEING CREDITED MORE THAN 6%.

(2) BASED ON A GROSS RETURN OF 0% AND THE DEDUCTION OF MAXIMUM COST OF INSURANCE CHARGES, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 18 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE. BASED ON A GROSS RETURN OF 4% AND THE DEDUCTION OF MAXIMUM COST OF INSURANCE CHARGES, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 24 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OF NEW JERSEY OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

WHEN PROCEEDS ARE PAID

Pruco Life of New Jersey will generally pay any death benefit, cash surrender value or loan proceeds within 7 days after receipt at the Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received. However, Pruco Life of New Jersey may delay payment of proceeds from the subaccount[s] and the portion of the death benefit due under the Contract in excess of the face amount if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, Pruco Life of New Jersey expects to pay the cash surrender value promptly upon request. However, Pruco Life of New Jersey has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). Pruco Life of New Jersey will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

REPORTS TO CONTRACT OWNERS

Once each Contract year, Contract owners will be sent statements that provide certain information pertinent to their own Contract. These statements detail values and transactions made and specific Contract data that apply only to each particular Contract. On request, a Contract owner will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life of New Jersey may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

Contract owners will be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each.

If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of each annual and semi-annual report issued by the Series Fund. However, if such individual or company wishes to receive multiple copies of any such report, a request may be made by calling the toll-free telephone number listed on the cover page of this prospectus.

TAX TREATMENT OF CONTRACT BENEFITS

Each prospective purchaser is urged to consult with a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Pruco Life of New Jersey believes the current laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws, regulations or interpretations will not change.

TREATMENT AS LIFE INSURANCE. The Contract will be treated as "life insurance," as long as it satisfies certain definitional tests set forth in Section 7702 of the Code and as long as the underlying investments for the Contract satisfies diversification requirements under Section 817(h) of the Code. (For further detail on diversification requirements, see DIVIDENDS, DISTRIBUTIONS, AND TAXES in the attached prospectus for the Series Fund.)

Pruco Life of New Jersey believes that the Contract meets these definitional and diversification requirements and accordingly will be treated as life insurance for tax purposes. This means that: (1) except as noted below, the Contract owner should not be taxed on any part of the Contract fund, including additions attributable to interest, dividends or appreciation, until amounts are distributed under the Contract; and (2) the death benefit should be excludible from the gross income of the beneficiary under Section 101(a) of the Code.

However, Section 7702 of the Code which defines life insurance for tax purposes gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the Section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations relating to the definition of life insurance were issued in 1992. None of these proposed regulations has yet been finalized. Additional regulations under Section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under Section 817(d) relating to the definition of a variable contract.

Pruco Life of New Jersey intends to comply with final regulations issued under Sections 7702 and 817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.

PRE-DEATH DISTRIBUTIONS. Section 7702A of the Code provides rules regarding the federal income tax treatment of loans and other pre-death distributions from the Contract if issued after June 20, 1988. It provides that, with respect to life insurance policies issued after June 20, 1988, which, like the Contract, provide for the payment of premiums faster than would be allowed under a policy providing for paid-up insurance after the payment of seven level annual premiums: (1) policy loans are treated as distributions; (2) all distributions from the policy before the death of the insured are generally includible in gross income on an income first basis (i.e., distributions are includible in income to the extent the Contract fund exceeds the gross premiums paid for the Contract increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income). In addition, pre-death distributions from such Contracts (including full surrenders) will be subject to a penalty of 10 percent of the amount includible in income unless the amount is distributed on or after age 59 1/2, on account of the taxpayer's disability, or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by nonnatural persons such as corporations.

Under certain circumstances, Modified Endowment Contracts issued during any calendar year will be treated as a single contract for purposes of applying the above rules.


Section 7702A does not change the treatment of death benefit proceeds under the Contract. Accordingly, as stated previously, such amounts are generally excludable from the gross income of the beneficiary. Also, Section 7702A does not change the general rule that a Contract owner is not taxed on any part of the Contract fund, including additions attributable to interest, dividends or appreciation, unless amounts are distributed.


WITHHOLDING. The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if the Contract owner fails to elect that no taxes be withheld or in certain other circumstances. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. All recipients of such amounts may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.


OTHER TAX CONSIDERATIONS. Transfer of the Contract to a new owner or assignment of the Contract may have gift, estate and/or income tax consequences depending on the circumstances. In the case of a transfer of the contract for a valuable consideration, the death benefit may be subject to federal income taxes under section 101(a) of the Code. In addition, designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under
Section 2601 of the Code.


The individual situation of each owner or beneficiary will determine the federal estate taxes and the state and local estate, inheritance, and other taxes due if the owner or insured dies.

Deductions for interest paid or accrued on Contract debt or on other loans incurred or continued to purchase or carry the Contract will be disallowed under
Section 264 of the Code. For business-owned life insurance, Section 264(a)(1) of the Code also precludes business Contract owners from deducting premium payments. The code also imposes an indirect tax upon additions to the Contract fund or the receipt of death benefits under business-owned life insurance policies under certain circumstances by way of the corporate alternative minimum tax.

THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUCO LIFE OF NEW JERSEY HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

As explained earlier, a Contract owner may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to a fixed-rate option, and the amount so allocated or transferred becomes part of Pruco Life of New Jersey's general assets. Sometimes this is referred to as Pruco Life of New Jersey's general account, which consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 3%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the third

Contract anniversary following the date of the allocation. Thereafter, a new crediting rate will be declared each year, and will remain in effect for the calendar year. Pruco Life of New Jersey reserves the right to change this practice. Pruco Life of New Jersey is not obligated to credit interest at a higher rate than 3%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract fund allocated to the fixed-rate option. On request, a Contract owner will be advised of the interest rates that currently apply to his or her Contract.

Transfers from the fixed-rate option are subject to strict limits. (See TRANSFERS, page 7). The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months (see WHEN PROCEEDS ARE PAID, page 15).

VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Pruco Life of New Jersey is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Pruco Life of New Jersey will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Pruco Life of New Jersey will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life of New Jersey to vote shares of the Series Fund in its own right, it may elect to do so.

Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The number of Series Fund shares for which instructions may be given by a Contract owner is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each Contract owner may give Pruco Life of New Jersey instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Pruco Life of New Jersey will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life of New Jersey reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life of New Jersey may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life of New Jersey itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Pruco Life of New Jersey reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life of New Jersey does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

SALE OF THE CONTRACT AND SALES COMMISSIONS


Currently, Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, which was organized in 1971 under New Jersey law, acts as the principal underwriter of the Contract. Pruco Life of New Jersey expects that during the second quarter of 1998 Prusec's responsibilities as principal underwriter will be assigned to Prudential Investment Management Services LLC ("PIMS"). PIMS, also an indirect wholly-owned subsidiary of Prudential, is a limited liability corporation organized under Delaware law in 1996. PIMS will act as principal underwriter under substantially the same terms as Prusec does currently. Both Prusec and PIMS are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The principal business address of both Prusec and PIMS is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is currently sold by registered representatives of the principal underwriter and may also be sold through other broker-dealers authorized by the principal underwriter, including broker-dealers otherwise unaffiliated with Prudential. Registered representatives of such other unaffiliated broker-dealers may be paid on a different basis than registered representatives of the principal underwriter or broker-dealers affiliated with Prudential. The maximum commission that will be paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 6% of the purchase payment. In addition, trail commissions based on the size of the Contract fund may be paid.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life of New Jersey expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life of New Jersey's surplus, which may include the amounts derived from the mortality and expense risk charge, described in Item 5 under Charges, page 10.


SUBSTITUTION OF SERIES FUND SHARES

Although Pruco Life of New Jersey believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes or the unavailability of shares for investment. In that event, Pruco Life of New Jersey may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of such substitution.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The Contract generally employs mortality tables that distinguish between males and females. Thus, initial amounts of insurance that a given premium will buy, cost of insurance charges, and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, initial amounts of insurance, cost of insurance charges and benefits will be based on male mortality tables whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Pruco Life of New Jersey may offer the Contract with unisex mortality rates to such prospective purchasers.

OTHER GENERAL CONTRACT PROVISIONS

BENEFICIARY. The beneficiary is designated and named in the application by the Contract owner. Thereafter, the owner may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. After the Contract has been in force during the insured's lifetime for 2 years from the Contract date, Pruco Life of New Jersey will not contest its liability under the Contract in accordance with its terms.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life of New Jersey will adjust the benefits payable, as required by law, to reflect what the premium would have purchased for the correct age and sex.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within 2 years from the Contract date, Pruco Life of New Jersey will pay no more under the Contract than the sum of the premiums paid.

ASSIGNMENT. This Contract may not be assigned if such assignment would violate any federal, state or local law or regulation. Generally, the Contract may not be assigned to another insurance company without Pruco Life of New Jersey's consent. Pruco Life of New Jersey assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at its Home Office.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a wide variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

STATE REGULATION

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.


In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life of New Jersey's office. The address and telephone number are set forth on the cover of this prospectus.

EXPERTS


The financial statements included in this prospectus for the years ended December 31, 1997 and December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

The financial statements included in this prospectus for the year ended December 31, 1995 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.

On March 12, 1996, Deloitte & Touche LLP was replaced as the independent accountants of Pruco Life of New Jersey. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make a reference to the matter in their reports.

Actuarial matters included in this prospectus have been examined by Ikwhan Oh, FSA, MAAA, Vice President and Actuary of Pruco Life whose opinion is filed as an exhibit to the registration statement.


LITIGATION

Several actions have been brought against Pruco Life of New Jersey (the "Company") alleging that the Company and its agents engaged in improper life insurance sales practices. The Prudential Insurance Company of America has agreed to indemnify the Company for losses, if any, resulting from such litigation. No other significant litigation is being brought against the Company that would have a material effect on its financial position.


YEAR 2000 COMPLIANCE

The services provided to the Contract owners by Pruco Life of New Jersey, Prusec and PIMS depend on the smooth functioning of their respective computer systems. The year 2000, however, holds the potential for a significant disruption in the operation of these systems. Many computer programs cannot distinguish the year 2000 from the year 1900 becuase of the way in which dates are encoded. Left uncorrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly that in turn could compromise the integrity of business records and lead to serious interruption of business processes.

Prudential, as Pruco Life of New Jersey's, Prusec's and PIMS's ultimate corporate parent, identified this issue as a critical priority in 1995 and has established quality assurance procedures including a certification process to monitor and evaluate enterprise-wide conversion and upgrading of systems for "Year 20000" compliance. Prudential has also initiated an analysis of potential exposure that could result from the failure of major service providers such as suppliers, custodians and brokers, to achieve Year 2000 compliance. Prudential expects to complete its adaptation, testing and certification of software for Year 2000 compliance by December 31, 1998. During 1999, Prudential plans to conduct additional internal testing, to participate in securities industry-wide test efforts and to complete major service provider analysis and contingency planning.

The expenses of Prudential's Year 2000 compliance are allocated across its various businesses, including those businesses not engaged in providing services to Contract owners. Accordingly, while the expense is substantial in the aggregate, it is not expected to have a material impact on Pruco Life of New Jersey's, Prusec's and PIMS's abilities to meet their commitments to Contract owners.

Prudential believes that it is well positioned to achieve the necessary modifications and mitigate Year 2000 risks. However, if such efforts are not completed on a timely basis, the Year 2000 issue could have a material adverse impact on Prudential's operations, those of its subsidiary and affiliate companies and/or the Account. Moreover, there can be no assurance that the measures taken by Prudential's external service providers will be sufficient to avoid any material adverse impact on Prudential's operations and those of its subsidiary and affiliate companies.


FINANCIAL STATEMENTS

The financial statements of Pruco Life of New Jersey included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past 5 years, are shown below.

                      DIRECTORS OF PRUCO LIFE OF NEW JERSEY



JAMES J. AVERY, JR. Chairman and Director -- Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance since 1997; 1995 to 1997:
President, Prudential Select; 1993 to 1995: Chief Operating Officer, Prudential Select. Age 46.

WILLIAM M. BETHKE, Director --Chief Investment Officer since 1997; 1992 to 1997:
President, Prudential Capital Markets Group. Age 51.

IRA J. KLEINMAN, Director -- Executive Vice President, International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; 1993 to 1995: President, Prudential Select. Age 51.

MENDEL A. MELZER, Director -- Chief Investment Officer, Mutual Funds and Annuities, Prudential Investments since 1996; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services. Age 37.

ESTHER H. MILNES, President and Director -- Vice President and Actuary, Prudential Individual Insurance Group since 1996; 1993 to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services. Age 47.

I. EDWARD PRICE, Vice Chairman and Director -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; 1994 to 1995: Chief Executive Officer, Prudential International Insurance. Age 55.

                         OFFICERS WHO ARE NOT DIRECTORS

SUSAN L. BLOUNT, Secretary -- Vice President and Secretary of Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company. Age 40.

C. EDWARD CHAPLIN, Treasurer -- Vice President and Treasurer of Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of Prudential. Age 41.

JAMES C. DROZANOWSKI, Senior Vice President -- Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996: Vice President, Credit Card Division, Chase Manhattan Bank; prior to 1995: Chase Manhattan Bank. Age 55.

CLIFFORD E. KIRSCH, Chief Legal Officer -- Chief Counsel, Variable Products, Law Department of Prudential since 1995; 1994 to 1995: Associate General Counsel with Paine Webber. Age 38.

FRANK P. MARINO, Senior Vice President -- Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; Prior to 1996:
Senior Vice President, Prudential Mutual Fund Services. Age 53.

EDWARD A. MINOGUE, Senior Vice President -- Vice President, Annuity Services, Prudential Investments since 1997; prior to 1997: Director, Merrill Lynch. Age 55.

JAMES M. SCHLOMANN, Vice President, Comptroller & Chief Accounting Officer -- Vice President & Associate Comptroller, Prudential, since 1997; prior to 1997:
Senior Executive Vice President & CFO, USLife Corp. Age 49.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary -- Vice President and Associate Actuary, Prudential. Age 43.

JAMES A. TIGNANELLI, Senior Vice President -- Vice President, Compliance, Prudential Individual Insurance since 1996; prior to 1996: Vice President Field Operations. Age 45.

The business address of all directors and officers of Pruco Life of New Jersey
(PLNJ) is 213 Washington Street, Newark, New Jersey 07102-2992. PLNJ directors and officers are elected annually.

                       FINANCIAL STATEMENTS OF PRUCO LIFE
               OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 1997

                                                                                 SUBACCOUNTS
                                            ----------------------------------------------------------------------------------------
                                                                                                            ZERO COUPON    HIGH
                                               MONEY     DIVERSIFIED                FLEXIBLE  CONSERVATIVE     BOND        YIELD
                                               MARKET       BOND        EQUITY       MANAGED    BALANCED       2000        BOND
                                            ----------   ----------   ----------   ----------- -----------  -----------  ----------
ASSETS
 Investment in shares of The
  Prudential Series Fund, Inc
  Portfolios at net asset value
  [Note 3] ..............................   $1,925,820  $2,788,161   $8,419,049   $11,675,645  $16,378,946   $292,029    $1,731,447
 Receivable from Pruco
  Life Insurance
   Company of New Jersey [Note 2] .......            0           0       20,019         3,555       14,628          0             0
                                            ----------  ----------   ----------   -----------  -----------   --------    ----------
    Net Assets ..........................   $1,925,820  $2,788,161   $8,439,068   $11,679,200  $16,393,574   $292,029    $1,731,447
                                            ==========  ==========   ==========   ===========  ===========   ========    ==========
NET ASSETS, representing:
 Equity of Contract owners ..............   $1,910,370  $2,786,698   $8,439,068   $11,679,200  $16,393,574   $290,141    $1,729,094
 Equity of Pruco Life Insurance
  Company of New Jersey .................       15,450       1,463            0             0            0      1,888         2,353
                                            ----------  ----------   ----------   -----------  -----------   --------    ----------
                                            $1,925,820  $2,788,161   $8,439,068   $11,679,200  $16,393,574   $292,029    $1,731,447
                                            ==========  ==========   ==========   ===========  ===========   ========    ==========


STATEMENTS OF OPERATIONS
For the year ended December 31, 1997


                                                                                 SUBACCOUNTS
                                            ----------------------------------------------------------------------------------------
                                                                                                            ZERO COUPON     HIGH
                                               MONEY     DIVERSIFIED                 FLEXIBLE  CONSERVATIVE    BOND         YIELD
                                               MARKET       BOND        EQUITY        MANAGED    BALANCED      2000         BOND
                                            ----------   -----------    ------       --------  ------------ -----------  ----------
INVESTMENT INCOME
 Dividend distributions received ........   $  103,652  $  204,112   $  185,377    $  341,788   $  749,419   $ 14,974    $  155,751
EXPENSES
 Charges to Contract owners
  for assuming mortality risk and
  expense risk and for
  administration [Notes 5A and 5B] ......       24,188      35,031      100,463       142,081      204,550      3,611        20,547
 Reimbursment for excess expenses
  [Note 5C] .............................         (419)       (692)      (6,270)      (25,842)     (26,954)      (782)            0
                                            ----------  ----------   ----------   -----------  -----------   --------    ----------
NET EXPENSES ............................       23,769      34,339       94,193       116,239      177,596      2,829        20,547
                                            ----------  ----------   ----------   -----------  -----------   --------    ----------
NET INVESTMENT INCOME (LOSS) ............       79,883     169,773       91,184       225,549      571,823     12,145       135,204
                                            ----------  ----------   ----------   -----------  -----------   --------    ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Capital gains distributions received ...            0      32,613      455,682     1,749,859    1,768,494     11,873             0
 Realized gain (loss) on shares
  redeemed [average cost basis] .........            0      18,905      279,137       268,843      392,816      1,044        (3,832)
 Net change in unrealized gain (loss)
  on investments ........................            0     (25,257)     827,985      (469,700)    (849,547)    (7,788)       58,986
                                            ----------  ----------   ----------   -----------  -----------   --------    ----------
NET GAIN (LOSS) ON INVESTMENTS ..........            0      26,261    1,562,804     1,549,002    1,311,763      5,129        55,154
                                            ----------  ----------   ----------   -----------  -----------   --------    ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS .......   $   79,883  $  196,034   $1,653,988   $ 1,774,551  $ 1,883,586   $ 17,274    $  190,358
                                            ==========  ==========   ==========   ===========  ===========   ========    ==========


                                       SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14


                                                                     A1



                                                                       SUBACCOUNTS (Continued)
                                      ----------------------------------------------------------------------------------------------
                                                                                               ZERO COUPON               SMALL
                                        STOCK       EQUITY     NATURAL             GOVERNMENT     BOND    PRUDENTIAL CAPITALIZATION
                                        INDEX       INCOME    RESOURCES   GLOBAL     INCOME       2005     JENNISON       STOCK
                                       ---------   -------    ---------   ------   ----------  ---------- ---------- ---------------
ASSETS
 Investment in shares of The
  Prudential Series Fund, Inc
  Portfolios at net asset value
  [Note 3] ...........................$1,551,566  $1,682,799   $357,653   $604,867   $199,823    $90,201     $531,948    $460,574
 Receivable from Pruco
  Life Insurance
   Company of New Jersey [Note 2] ....    24,150         967          0          0          0      1,303          995       8,309
                                      ----------  ----------   --------   --------   --------    -------     --------    --------
    Net Assets .......................$1,575,716  $1,683,766   $357,653   $604,867   $199,823    $91,504     $532,943    $468,883
                                      ==========  ==========   ========   ========   ========    =======     ========    ========
NET ASSETS, representing:
 Equity of Contract owners ...........$1,575,716  $1,683,766   $356,782   $602,481   $198,019    $91,504     $532,943    $468,883
 Equity of Pruco Life Insurance
  Company of New Jersey ..............         0           0        871      2,386      1,804          0            0           0
                                      ----------  ----------   --------   --------   --------    -------     --------    --------
                                      $1,575,716  $1,683,766   $357,653   $604,867   $199,823    $91,504     $532,943    $468,883
                                      ==========  ==========   ========   ========   ========    =======     ========    ========


STATEMENTS OF OPERATIONS
For the year ended December 31, 1997


                                                                       SUBACCOUNTS (Continued)
                                      ----------------------------------------------------------------------------------------------
                                                                                                ZERO COUPON                SMALL
                                         STOCK       EQUITY     NATURAL             GOVERNMENT     BOND    PRUDENTIAL CAPITALIZATION
                                         INDEX       INCOME    RESOURCES   GLOBAL     INCOME       2005     JENNISON       STOCK
                                      ----------   -----------  ---------   ------  ----------  ---------- ---------- -------------
INVESTMENT INCOME
 Dividend distributions received ..... $  20,822   $  37,284    $ 2,490    $ 8,942   $ 10,477    $ 4,811      $   849     $ 2,627
EXPENSES
 Charges to Contract owners
  for assuming mortality risk and
  expense risk and for
  administration [Notes 5A and 5B] ...    16,818      17,755      6,172      9,961      1,972      1,078        4,880       5,002
 Reimbursment for excess expenses
  [Note 5C] ..........................         0           0          0          0          0       (287)           0           0
                                      ----------  ----------  ---------   --------   --------    -------     --------    --------
NET EXPENSES .........................    16,818      17,755      6,172      9,961      1,972        791        4,880       5,002
                                      ----------  ----------  ---------   --------   --------    -------     --------    --------
NET INVESTMENT INCOME (LOSS) .........     4,004      19,529     (3,682)    (1,019)     8,505      4,020       (4,031)     (2,375)
                                      ----------  ----------  ---------   --------   --------    -------     --------    --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Capital gains distributions received     44,424     152,241     47,548     29,175          0      1,907       30,119      31,445
 Realized gain (loss) on shares
  redeemed [average cost basis] ......   106,189      39,726     21,682     85,779       (655)     1,286       15,281      41,012
 Net change in unrealized gain (loss)
  on investments .....................   194,261     206,374   (130,229)   (47,732)     4,796        661       41,164      13,028
                                      ----------  ----------  ---------   --------   --------    -------     --------    --------
NET GAIN (LOSS) ON INVESTMENTS .......   344,874     398,341    (60,999)    67,222      4,141      3,854       86,564      85,485
                                      ----------  ----------  ---------   --------   --------    -------     --------    --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS ....$  348,878  $  417,870  $ (64,681)  $ 66,203   $ 12,646    $ 7,874     $ 82,533    $ 83,110
                                      ==========  ==========  =========   ========   ========    =======     ========    ========


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14


                                                                 A2


                       FINANCIAL STATEMENTS OF PRUCO LIFE
               OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1997, 1996 and 1995


                                                                              SUBACCOUNTS
                                        -------------------------------------------------------------------------------------------
                                                    MONEY MARKET                        DIVERSIFIED BOND             EQUITY
                                        ---------------------------------- ---------------------------------- ---------------------
                                            1997        1996      1995         1997       1996         1995       1997      1996
                                        ----------   ---------  ---------- ----------  ----------  ---------- ----------  ---------
OPERATIONS:
 Net investment income (loss) ........  $   79,883   $  80,118  $  100,770 $  169,773  $  157,604  $  167,368 $   91,184  $  88,722
 Capital gains distributions received.           0           0           0     32,613           0       6,914    455,682    646,721
 Realized gain (loss) on shares
  redeemed [average cost basis] ......           0           0           0     18,905      14,389       8,909    279,137    228,498
 Net change in unrealized gain
  (loss) on investments ..............           0           0           0    (25,257)    (73,579)    351,648    827,985    117,818
                                        ----------  ----------  ---------- ----------  ----------  ---------- ---------- ----------
NET INCREASE (DECREASE) IN NET
 ASSETS  RESULTING FROM OPERATIONS ...      79,883      80,118     100,770    196,034      98,414     534,839  1,653,988  1,081,759
                                        ----------  ----------  ---------- ----------  ----------  ---------- ---------- ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM PREMIUM PAYMENTS
 AND OTHER OPERATING TRANSFERS
 [Note 7] ............................    (137,071)   (671,181)    263,890   (429,478)   (222,850)   (277,174)  (464,113)  (379,318)
                                        ----------  ----------  ---------- ----------  ----------  ---------- ---------- ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM EQUITY TRANSFERS
 [Note 8] ............................     (62,160)     73,753      (3,810)    (3,183)     (2,737)     (5,203)    12,326    (45,449)
                                        ----------  ----------  ---------- ----------  ----------  ---------- ---------- ----------
TOTAL INCREASE (DECREASE) IN NET
 ASSETS ..............................    (119,348)   (517,310)    360,850   (236,627)   (127,173)    252,462  1,202,201    656,992

NET ASSETS:
 Beginning of year ...................   2,045,168   2,562,478   2,201,628  3,024,788   3,151,961   2,899,499  7,236,867  6,579,875
                                        ----------  ----------  ---------- ----------  ----------  ---------- ---------- ----------
 End of year .........................  $1,925,820  $2,045,168  $2,562,478 $2,788,161  $3,024,788  $3,151,961 $8,439,068 $7,236,867
                                        ==========  ==========  ========== ==========  ==========  ========== ========== ==========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                                         A3



                                                                          SUBACCOUNTS (CONTINUED)
                                        ---------------------------------------------------------------------------------------
                                           EQUITY             FLEXIBLE MANAGED                     CONSERVATIVE BALANCED
                                        ---------- ------------------------------------- --------------------------------------
                                            1995        1997         1996         1995         1997        1996         1995
                                        ---------- ------------  -----------  ----------- -----------  -----------  -----------
OPERATIONS:
 Net investment income (loss) ........  $   57,796  $   225,549  $   221,243  $   222,891 $   571,823  $   500,529  $   495,383
 Capital gains distributions received.     229,686    1,749,859    1,042,553      449,666   1,768,494    1,042,887      558,781
 Realized gain (loss) on shares
  redeemed [average cost basis] ......     166,736      268,843      221,247      224,877     392,816      214,639      362,614
 Net change in unrealized gain
  (loss) on investments ..............   1,063,119     (469,700)    (203,564)   1,269,373    (849,547)      60,028    1,094,057
                                        ----------  -----------  -----------  ----------- -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET
 ASSETS  RESULTING FROM OPERATIONS ...   1,517,337    1,774,551    1,281,479    2,166,807   1,883,586    1,818,083    2,510,835
                                        ----------  -----------  -----------  ----------- -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM PREMIUM PAYMENTS
 AND OTHER OPERATING TRANSFERS
 [Note 7] ............................    (190,256)  (1,068,047)  (1,020,555)  (1,372,071) (2,247,606)  (1,492,000)  (2,824,644)
                                        ----------  -----------  -----------  ----------- -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM EQUITY TRANSFERS
 [Note 8] ............................      36,853      (71,159)      30,020        2,167    (284,171)     262,861      (34,268)
                                        ----------  -----------  -----------  ----------- -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET
 ASSETS ..............................   1,363,934      635,345      290,944      796,903    (648,191)     588,944     (348,077)

NET ASSETS:
 Beginning of year ...................   5,215,941   11,043,855   10,752,911    9,956,008  17,041,765   16,452,821   16,800,898
                                        ----------  -----------  -----------  ----------- -----------  -----------  -----------
 End of year .........................  $6,579,875  $11,679,200  $11,043,855  $10,752,911 $16,393,574  $17,041,765  $16,452,821
                                        ==========  ===========  ===========  =========== ===========  ===========  ===========


                                             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                                  A4


                       FINANCIAL STATEMENTS OF PRUCO LIFE
               OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1997, 1996 and 1995


                                                                        SUBACCOUNTS (CONTINUED)
                                          ------------------------------------------------------------------------------------------
                                               ZERO COUPON BOND 2000               HIGH YIELD BOND                STOCK INDEX
                                          -----------------------------  ---------------------------------    --------------------
                                             1997       1996     1995        1997       1996        1995           1997       1996
                                          ---------  --------  --------  ----------  ---------- ----------    ---------  ----------
OPERATIONS:
 Net investment income (loss) ..........  $ 12,145   $  9,700  $ 11,454  $  135,204  $  136,409 $  140,050    $   4,004  $    5,458
 Capital gains distributions
   received ............................    11,873          0    12,977           0           0          0       44,424      11,410
 Realized gain (loss) on shares
  redeemed [average cost basis] ........     1,044      1,347     5,577      (3,832)     (1,765)    (4,446)     106,189      45,690
 Net change in unrealized gain
  (loss) on investments ................    (7,788)   (11,192)   30,792      58,986      21,477     71,255      194,261     101,882
                                          --------   --------  --------  ----------  ---------- ----------   ----------  ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS ......    17,274       (145)   60,800     190,358     156,121    206,859      348,878     164,440
                                          --------   --------  --------  ----------  ---------- ----------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM PREMIUM PAYMENTS
 AND OTHER OPERATING TRANSFERS
 [Note 7] ..............................   (25,625)   (44,303)   20,698    (111,622)    (70,031)   175,799      147,339     173,470
                                          --------   --------  --------  ----------  ---------- ----------   ----------  ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM EQUITY
 TRANSFERS [Note 8] ....................       454     (2,158)   (3,333)        169       1,391      1,447       24,629     (20,762)
                                          --------   --------  --------  ----------  ---------- ----------   ----------  ----------
TOTAL INCREASE (DECREASE)
 IN NET ASSETS .........................    (7,897)   (46,606)   78,165      78,905      87,481    384,105      520,846     317,148


NET ASSETS:
 Beginning of year .....................   299,926    346,532   268,367   1,652,542   1,565,061  1,180,956    1,054,870     737,722
                                          --------   --------  --------  ----------  ---------- ----------   ----------  ----------
 End of year ...........................  $292,029   $299,926  $346,532  $1,731,447  $1,652,542 $1,565,061   $1,575,716  $1,054,870
                                          ========   ========  ========  ==========  ========== ==========   ==========  ==========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                              A5


                                                                             SUBACCOUNTS (CONTINUED)
                                          --------------------------------------------------------------------------------------
                                          STOCK INDEX           EQUITY INCOME                            NATURAL RESOURCES
                                          ---------- -----------------------------------     -----------------------------------
                                             1995        1997       1996         1995          1997         1996         1995
                                          ---------- ----------   ----------   ---------     ---------     --------    ---------
OPERATIONS:
 Net investment income (loss) ..........  $  5,799   $   19,529   $   24,042   $   26,640    $  (3,682)    $ (2,035)   $     225
 Capital gains distributions
   received ............................     4,961      152,241       37,439       46,824       47,548       55,713       14,350
 Realized gain (loss) on shares
  redeemed [average cost basis] ........    20,663       39,726       33,765        7,776       21,682       10,746       12,359
 Net change in unrealized gain
  (loss) on investments ................   131,836      206,374      106,009       85,258     (130,229)      25,357       47,533
                                          --------   ----------   ----------   ----------    ---------     --------    ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS ......   163,259      417,870      201,255      166,498      (64,681)      89,781       74,467
                                          --------   ----------   ----------   ----------    ---------     --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM PREMIUM PAYMENTS
 AND OTHER OPERATING TRANSFERS
 [Note 7] ..............................   100,961       72,388     (102,250)     222,468     (169,755)     243,946     (134,408)
                                          --------   ----------   ----------   ----------    ---------     --------    ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM EQUITY
 TRANSFERS [Note 8] ....................   (32,188)      12,335      (29,880)      18,457        2,927      (53,149)      30,885
                                          --------   ----------   ----------   ----------    ---------     --------    ---------
TOTAL INCREASE (DECREASE)
 IN NET ASSETS .........................   232,032      502,593       69,125      407,423     (231,509)     280,578      (29,056)


NET ASSETS:
 Beginning of year .....................   505,690    1,181,173    1,112,048      704,625      589,162      308,584      337,640
                                          --------   ----------   ----------   ----------    ---------     --------    ---------
 End of year ...........................  $737,722   $1,683,766   $1,181,173   $1,112,048    $ 357,653     $589,162    $ 308,584
                                          ========   ==========   ==========   ==========    =========     ========    =========


                                       SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                                  A6

                       FINANCIAL STATEMENTS OF PRUCO LIFE
               OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1997, 1996 and 1995


                                                                           SUBACCOUNTS (CONTINUED)
                                            ----------------------------------------------------------------------------------------
                                                            GLOBAL                    GOVERNMENT INCOME        ZERO COUPON BOND 2005
                                            -------------------------------  -------------------------------   ---------------------
                                                1997       1996        1995     1997      1996       1995        1997        1996
                                            ----------  --------   --------  --------   --------    --------   --------    --------
OPERATIONS:
 Net investment income (loss) ............. $  (1,019)  $ 11,265   $  3,066  $  8,505   $  8,781    $ 10,421   $  4,020    $  4,542
 Capital gains distributions received .....    29,175     13,311     11,123         0          0           0      1,907       1,247
 Realized gain (loss) on shares redeemed
  [average cost basis] ....................    85,779     16,057      5,316      (655)       144        (889)     1,286       1,156
 Net change in unrealized gain (loss) on
 investments ..............................   (47,732)    86,388     30,138     4,796     (7,299)     27,507        661      (8,307)
                                            ---------   --------   --------  --------   --------   ---------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS ................    66,203    127,021     49,643    12,646      1,626      37,039      7,874      (1,362)
                                            ---------   --------   --------  --------   --------   ---------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM PREMIUM PAYMENTS
 AND OTHER OPERATING TRANSFERS
 [Note 7] .................................  (293,076)    62,567    290,860    20,720    (16,098)    (80,153)   (10,956)    (11,155)
                                            ---------   --------   --------  --------   --------   ---------   --------    --------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM EQUITY TRANSFERS

 [Note 8] .................................   (13,963)    14,160    (39,696)   (3,748)     1,190     (21,183)   (20,950)     16,343
                                            ---------   --------   --------  --------   --------   ---------   --------    --------
TOTAL INCREASE (DECREASE) IN NET
 ASSETS ...................................  (240,836)   203,748    300,807    29,618    (13,282)    (64,297)   (24,032)      3,826


NET ASSETS:
 Beginning of year ........................   845,703    641,955    341,148   170,205    183,487     247,784    115,536     111,710
                                            ---------   --------   --------  --------   --------   ---------   --------    --------
 End of year .............................. $ 604,867   $845,703   $641,955  $199,823   $170,205   $ 183,487   $ 91,504    $115,536
                                            =========   ========   ========  ========   ========   =========   ========    ========



                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                             A7



                                                                                SUBACCOUNTS (CONTINUED)
                                            -------------------------------------------------------------------------------------
                                            ZERO COUPON BOND 2005         PRUDENTIAL JENNISON*     SMALL CAPITALIZATION STOCK*
                                            --------------------- -----------------------------  --------------------------------
                                                 1995                1997      1996      1995      1997        1996        1995
                                            ------------          --------- --------  ---------  -------     --------    --------
OPERATIONS:
 Net investment income (loss) .............     $  4,414          $ (4,031) $ (2,274) $   (855)   $ (2,375)   $   (592)  $   (153)
 Capital gains distributions received .....        2,195            30,119         0         0      31,445       2,969      1,003
 Realized gain (loss) on shares redeemed
  [average cost basis] ....................        7,462            15,281    19,426       (81)     41,012       8,078          0
 Net change in unrealized gain (loss) on
 investments ..............................       13,800            41,164     6,197     8,465      13,028       8,362      4,644
                                                --------          --------  --------  --------    --------    --------   --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS ................       27,871            82,533    23,349     7,529      83,110      18,817      5,494
                                                --------          --------  --------  --------    --------    --------   --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM PREMIUM PAYMENTS
 AND OTHER OPERATING TRANSFERS
 [Note 7] .................................      (15,081)          208,124    (8,785)  221,057     189,313      76,342     95,349
                                                --------          --------  --------  --------    --------    --------   --------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM EQUITY TRANSFERS

 [Note 8] .................................         (898)          (15,249)    2,584    11,801       6,997     (19,680)    13,141
                                                --------          --------  --------  --------    --------    --------   --------
TOTAL INCREASE (DECREASE) IN NET
 ASSETS ...................................       11,892           275,408    17,148   240,387     279,420      75,479    113,984


NET ASSETS:
 Beginning of year ........................       99,818           257,535   240,387         0     189,463     113,984          0
                                                --------          --------  --------  --------    --------    --------   --------
 End of year ..............................     $111,710          $532,943  $257,535  $240,387    $468,883    $189,463   $113,984
                                                ========          ========  ========  ========    ========    ========   ========

* Commenced Business on 5/1/95


                                         SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                             A8


                        NOTES TO FINANCIAL STATEMENTS OF
          PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT
                      FOR THE YEAR ENDED DECEMBER 31, 1997

NOTE 1: GENERAL

        Pruco Life of New Jersey Single Premium Variable Life Account ("the Account") was established on April 15, 1985 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life of New Jersey's other assets. Proceeds from sales of the Pruco Life of New Jersey Discovery Life Plus product are invested in the Account as directed by the Contract owners.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are fifteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

        Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

        Equity of Pruco Life Insurance Company of New Jersey--Pruco Life of New Jersey maintains a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions, and expense processing. Pruco Life of New Jersey monitors the balance daily and transfers funds based upon anticipated activity. At times, Pruco Life of New Jersey may owe an amount to the Account which is reflected in the Account's Statements of Net Assets as a receivable from Pruco Life of New Jersey. The receivable does not have an effect on the Contract owner's account or the related unit value.


                                       A9

NOTE 3: INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

        The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1997 were as follows:


                                                                                      PORTFOLIOS
                                                       --------------------------------------------------------------------------
                                                          MONEY       DIVERSIFIED                      FLEXIBLE     CONSERVATIVE
                                                         MARKET          BOND           EQUITY          MANAGED       BALANCED
                                                       ----------     -----------      ---------       ---------    ------------
            Number of Shares:                             192,582         252,967         270,978         675,663       1,094,102
            Net asset value per share:                 $ 10.00000      $ 11.02185      $ 31.06909     $  17.28029     $  14.97022
            Cost:                                      $1,925,820      $2,720,333      $5,911,829     $10,738,885     $15,328,148


                                                                                PORTFOLIOS (CONTINUED)
                                                       ---------------------------------------------------------------------------
                                                          ZERO
                                                         COUPON       HIGH YIELD         STOCK          EQUITY          NATURAL
                                                        BOND 2000        BOND            INDEX          INCOME         RESOURCES
                                                       ----------     ----------       ----------      ----------      ----------
            Number of Shares:                              23,164         212,590          51,343          75,167          23,461
            Net asset value per share:                  $12.60686      $  8.14453      $ 30.21956      $ 22.38737       $15.24426
            Cost:                                       $ 287,509      $1,739,874      $1,084,383      $1,304,971       $ 422,137


                                                                                PORTFOLIOS (CONTINUED)
                                                        --------------------------------------------------------------------------
                                                                                          ZERO                           SMALL
                                                                       GOVERNMENT        COUPON        PRUDENTIAL   CAPITALIZATION
                                                         GLOBAL          INCOME         BOND 2005       JENNISON         STOCK
                                                        ---------      ----------       ---------      ----------   --------------
            Number of Shares:                              33,747          17,341           7,161          30,000          28,910
            Net asset value per share:                  $17.92348       $11.52286       $12.59597       $17.73151       $15.93104
            Cost:                                       $ 556,528       $ 198,915       $  83,868       $ 476,121       $ 434,539


NOTE 4: CONTRACT OWNER UNIT INFORMATION

        Outstanding Contract owner units, unit values and total value of Contract owner equity at December 31, 1997 were as follows:


                                                                                      SUBACCOUNTS
                                                   -------------------------------------------------------------------------------
                                                         MONEY        DIVERSIFIED                      FLEXIBLE     CONSERVATIVE
                                                        MARKET           BOND           EQUITY          MANAGED       BALANCED
                                                   --------------  --------------  -------------    -------------   -------------
            Contract Owner Units Outstanding .....  1,097,585.834   1,143,152.885   1,633,313.294   3,278,620.364   5,542,901.288
            Unit Value ........................... $      1.74052  $      2.43773  $      5.16684  $      3.56223  $      2.95758
                                                   --------------  --------------  --------------  --------------  --------------
            TOTAL CONTRACT OWNER EQUITY .......... $    1,910,370  $    2,786,698  $    8,439,068  $   11,679,200  $   16,393,574
                                                   ==============  ==============  ==============  ==============  ==============

                                                                                 SUBACCOUNTS (CONTINUED)
                                                   -------------------------------------------------------------------------------
                                                          ZERO
                                                         COUPON       HIGH YIELD         STOCK          EQUITY          NATURAL
                                                        BOND 2000        BOND            INDEX          INCOME         RESOURCES
                                                   --------------  --------------  --------------  --------------  ---------------
           Contract Owner Units Outstanding ......    107,732.439     753,473.546     415,136.416     413,686.390      144,556.18
           Unit Value ...........................  $      2.69316  $      2.29483  $      3.79566  $      4.07015  $      2.46812
                                                   --------------  --------------  --------------  --------------  --------------
           TOTAL CONTRACT OWNER EQUITY ..........  $      290,141  $    1,729,094  $    1,575,716  $    1,683,766  $      356,782
                                                   ==============  ==============  ==============  ==============  ==============


                                                                                 SUBACCOUNTS (CONTINUED)
                                                   -------------------------------------------------------------------------------
                                                                                         ZERO                           SMALL
                                                                      GOVERNMENT        COUPON       PRUDENTIAL    CAPITALIZATION
                                                        GLOBAL          INCOME         BOND 2005      JENNISON          STOCK
                                                   --------------  --------------  --------------  --------------  ---------------
           Contract Owner Units Outstanding ......    436,722.702     105,730.195      40,868.165     291,330.208     269,606.194
           Unit Value ...........................  $      1.37955  $      1.87287  $      2.23900  $      1.82934  $      1.73914
                                                   --------------  --------------  --------------  --------------  --------------
           TOTAL CONTRACT OWNER EQUITY ..........  $      602,481  $      198,019  $       91,504  $      532,943  $      468,883
                                                   ==============  ==============  ==============  ==============  ==============



                                       A10

NOTE 5: CHARGES AND EXPENSES

        A. Mortality Risk and Expense Risk Charges

           The mortality risk and expense risk charges at an effective annual rate of 0.90% are applied daily against the net assets representing equity of Contract owners held in each subaccount. Mortality risk is that Contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1997, the amount of these charges paid to Pruco Life of New Jersey was $427,432.

        B. Administration Charges

           The administration charges at an effective annual rate of 0.35% are applied daily against the net assets representing equity of Contract owners held in each subaccount. Administrative charges include costs associated with issuing the Contract, establishing and maintaining records, and providing reports to Contract owners. For 1997, the amount of these charges paid to Pruco Life of New Jersey was $166,677.

        C. Expense Reimbursement

           The Account is reimbursed by Pruco Life of New Jersey for expenses in excess of 0.40% of the average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, and Zero Coupon Bond 2000 Portfolios of the Series Fund. In addition, the Account is reimbursed by Pruco Life of New Jersey on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the Zero Coupon Bond 2005 Portfolio. For 1997, the amount of these reimbursements totaled $61,246.

        D. Deferred Sales Charge

           Subsequent to a Contract owner redemption, a deferred sales charge is imposed upon surrender of certain variable life insurance contracts to compensate Pruco Life of New Jersey for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the Contract was issued. No sales charge will be imposed after the sixth year of the Contract. No sales charge will be imposed on death benefits. For 1997, the amount of these charges paid to Pruco Life of New Jersey was $4,638.

NOTE 6: TAXES

        Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Pruco Life of New Jersey's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                      A11

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

        The following amounts represent components of Contract owner activity for the year ended December 31, 1997:


                                                                                        SUBACCOUNTS
                                                          -----------------------------------------------------------------------
                                                              MONEY      DIVERSIFIED                    FLEXIBLE    CONSERVATIVE
                                                             MARKET         BOND          EQUITY         MANAGED      BALANCED
                                                          ------------   -----------    ----------     ----------   -------------
            Contract Owner Net Payments ................  $      995      $   1,169     $   5,305      $  31,012    $     25,755
            Policy Loans ...............................  $  (18,827)     $ (47,894)    $(202,847)     $(228,588)   $   (532,693)
            Policy Loan Repayments and Interest ........  $   25,325      $  73,309     $ 233,014      $ 273,750    $    430,142
            Surrenders, Withdrawals, and Death Benefits   $ (216,097)     $(409,153)    $(552,988)     $(676,443)   $ (1,891,937)
            Net Transfers From (To) Other Subaccounts or
             Fixed Rate Options ........................  $   85,301      $ (27,321)    $ 110,155      $(389,999)   $   (161,017)
            Administrative and Other Charges ...........  $  (13,768)     $ (19,588)    $ (56,752)     $ (77,779)   $   (117,856)


                                                                                  SUBACCOUNTS (CONTINUED)
                                                          -----------------------------------------------------------------------
                                                              ZERO          HIGH
                                                           COUPON BOND      YIELD          STOCK         EQUITY        NATURAL
                                                              2000          BOND           INDEX         INCOME       RESOURCES
                                                          ------------   -----------    ----------     ----------   -------------
            Contract Owner Net Payments ................  $     --        $   15,835    $   62,355     $      119   $        111
            Policy Loans ...............................  $   (2,489)     $  (55,694)   $  (24,090)    $  (35,247)  $     (6,301)
            Policy Loan Repayments and Interest ........  $    2,826      $   22,039    $   11,027     $   17,209   $     12,054
            Surrenders, Withdrawals, and Death Benefits   $  (23,967)     $ (145,247)   $ (141,482)    $  (31,496)  $    (99,530)
            Net Transfers From (To) Other Subaccounts or
             Fixed Rate Options ........................  $       67      $   63,760    $  248,431     $  131,368   $    (72,752)
            Administrative and Other Charges ...........  $   (2,062)     $  (12,315)   $   (8,902)    $   (9,565)  $     (3,337)


                                                                                  SUBACCOUNTS (CONTINUED)
                                                          -----------------------------------------------------------------------
                                                                                           ZERO                         SMALL
                                                                         GOVERNMENT     COUPON BOND    PRUDENTIAL  CAPITALIZATION
                                                             GLOBAL        INCOME          2005         JENNISON        STOCK
                                                          ------------   -----------    ----------     ----------   -------------
            Contract Owner Net Payments ................  $    7,919      $     --      $    --        $    3,729   $      3,727
            Policy Loans ...............................  $   (9,778)     $     (585)   $    --        $   (2,193)  $     (7,801)
            Policy Loan Repayments and Interest ........  $    7,391      $      570    $    5,102     $    3,690   $     11,951
            Surrenders, Withdrawals, and Death Benefits   $      (24)     $      (13)   $  (12,957)    $  (32,958)  $   (152,820)
            Net Transfers From (To) Other Subaccounts or
             Fixed Rate Options ........................  $ (292,955)     $   21,766    $   (2,024)    $  238,344   $    336,751
            Administrative and Other Charges ...........  $   (5,629)     $   (1,018)   $   (1,077)    $   (2,488)  $     (2,495)



NOTE 8: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

        The increase (decrease) in net assets resulting from equity transfers represents the net contributions (withdrawals) of Pruco Life of New Jersey to (from) the Account.


                                      A12

NOTE 9: UNIT ACTIVITY

        Transactions in units (including transfers among subaccounts) for the years ended December 31, 1997 and December 31, 1996 were as follows:


                                                                            SUBACCOUNTS
                                   -----------------------------------------------------------------------------------------------
                                                 MONEY                      DIVERSIFIED
                                                MARKET                         BOND                             EQUITY
                                   -------------------------------   ----------------------------    -----------------------------
                                         1997           1996             1997            1996            1997            1996
                                   --------------  ---------------   ------------    ------------    ------------    -------------
Contract Owner Contributions:         924,444.578     770,463.206      37,990.936      44,945.176     121,423.948     193,180.694
Contract Owner Redemptions:        (1,004,730.518) (1,186,528.661)   (222,445.803)   (144,478.958)   (215,744.862)   (294,416.910)


                                                                      SUBACCOUNTS (CONTINUED)
                                   -----------------------------------------------------------------------------------------------
                                                                                                              ZERO COUPON
                                               FLEXIBLE                    CONSERVATIVE                           BOND
                                                MANAGED                      BALANCED                             2000
                                   ------------------------------  ------------------------------     ----------------------------
                                         1997          1996            1997            1996              1997            1996
                                   --------------  --------------  ------------    --------------     ------------    ------------
Contract Owner Contributions:         143,246.063     195,494.663     204,624.041     275,196.277       1,120.294       1,386.569
Contract Owner Redemptions:          (464,816.699)   (548,496.946) (1,017,305.959)   (869,449.404)    (11,054.287)    (19,752.339)


                                                                      SUBACCOUNTS (CONTINUED)
                                   -----------------------------------------------------------------------------------------------
                                              HIGH YIELD                       STOCK                            EQUITY
                                                 BOND                          INDEX                            INCOME
                                   ------------------------------  ------------------------------     ----------------------------
                                         1997            1996            1997            1996             1997            1996
                                   --------------  --------------  ---------------   ------------     ------------   -------------
Contract Owner Contributions:          51,563.469      73,459.564     159,485.724     175,960.495      85,762.305      84,060.417
Contract Owner Redemptions:          (106,258.618)   (107,775.429)   (116,893.819)   (112,058.922)    (67,566.338)   (123,885.778)


                                                                      SUBACCOUNTS (CONTINUED)
                                   -----------------------------------------------------------------------------------------------
                                                NATURAL                                                       GOVERNMENT
                                               RESOURCES                      GLOBAL                            INCOME
                                   -------------------------------   ----------------------------    -----------------------------
                                         1997             1996            1997           1996            1997             1996
                                   --------------  ---------------   ------------    ------------    ------------    -------------
Contract Owner Contributions:          63,145.985     114,750.436     161,640.541     225,664.073      24,481.992       2,764.920
Contract Owner Redemptions:          (127,875.804)    (23,154.417)   (358,282.986)   (173,474.487)    (14,055.480)    (12,256.635)


                                                                      SUBACCOUNTS (CONTINUED)
                                   -----------------------------------------------------------------------------------------------
                                              ZERO COUPON
                                                 BOND                       PRUDENTIAL                     SMALL CAPITALIZATION
                                                 2005                        JENNSION                             STOCK
                                   -------------------------------  ------------------------------     ---------------------------
                                          1997            1996            1997            1996            1997            1996
                                   --------------  ---------------  ------------      ------------     ------------   ------------
Contract Owner Contributions:           2,517.502       9,007.283     229,342.679     191,489.532     395,532.863      136,383.183
Contract Owner Redemptions:            (8,108.196)    (13,949.962)   (109,538.821)   (205,417.047)   (266,381.317)     (81,878.579)



                                       A13

NOTE 10: PURCHASES AND SALES OF INVESTMENTS

         The aggregate costs of purchases and proceeds from sales of investments in the Series Fund were as follows:


                                                                                      PORTFOLIOS
                                                     ------------------------------------------------------------------------------
                                                         MONEY        DIVERSIFIED                      FLEXIBLE       CONSERVATIVE
                                                        MARKET           BOND           EQUITY          MANAGED         BALANCED
                                                     -------------   ------------    ------------    -----------    ----------------
            For the year ended December 31, 1997
             Purchases ............................  $  1,346,000    $         --    $    341,000    $    153,000    $     87,000
             Sales ................................  $ (1,569,000)   $   (467,000)   $   (907,000)   $ (1,412,000)   $ (2,811,000)


                                                                                PORTFOLIOS (CONTINUED)
                                                     ------------------------------------------------------------------------------
                                                      ZERO COUPON
                                                         BOND         HIGH YIELD         STOCK          EQUITY         NATURAL
                                                         2000            BOND            INDEX          INCOME        RESOURCES
                                                     -------------   ------------    ------------    -----------    ----------------
            For the year ended December 31, 1997
             Purchases ............................  $         --    $     76,000    $    480,000    $    251,000    $    166,000
             Sales ................................  $    (28,000)   $   (208,000)   $   (349,000)   $   (185,000)   $   (339,000)


                                                                                PORTFOLIOS (CONTINUED)
                                                     ------------------------------------------------------------------------------
                                                                                      ZERO COUNON                       SMALL
                                                                      GOVERNMENT         BOND         PRUDENTIAL    CAPITALIZATION
                                                        GLOBAL          INCOME           2005          JENNISON         STOCK
                                                     -------------   ------------    ------------    -----------    ----------------
            For the year ended December 31, 1997
             Purchases ............................  $    167,000    $     42,000    $         --    $    352,000    $    558,000
             Sales ................................  $   (484,000)   $    (27,000)   $    (34,000)   $   (165,000)   $   (375,000)



                                       A14

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the
Pruco Life of New Jersey Single Premium Variable Life Account and the Board of Directors of Pruco Life Insurance Company of New Jersey


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, Zero Coupon Bond 2000, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Zero Coupon Bond 2005, Prudential Jennison and Small Capitalization Stock Subaccounts of the Pruco Life of New Jersey Single Premium Variable Life Account at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company of New Jersey's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Prudential Series Fund, Inc. at December 31, 1997, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
March 20, 1998


                                       A15

                          INDEPENDENT AUDITORS' REPORT


To the Contract Owners of
Pruco Life of New Jersey Single
Premium Variable Life Account and the
Board of Directors of
The Prudential Insurance Company of America
Newark, New Jersey


We have audited the accompanying statements of changes in net assets of Pruco Life of New Jersey Single Premium Variable Life Account of Pruco Life Insurance Company of New Jersey (comprising, respectively, the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, Zero Coupon Bond 2000, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Zero Coupon Bond 2005, Prudential Jennison, and Small Capitalization Stock subaccounts) for the periods presented in the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting the Pruco Life of New Jersey Single Premium Variable Life Account for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996



                                      A16

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY


STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1997 AND 1996 (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------


                                                                                 1997                    1996
                                                                          -------------------      ------------------
ASSETS
Fixed maturities
    Available for sale, at fair value (amortized cost, 1997: $585,109;
and 1996: $551,728)                                                               $  592,361              $  555,898
Policy loans                                                                         127,306                 113,918
Short-term investments                                                                52,464                  17,002
                                                                          -------------------      ------------------
               Total investments                                                     772,131                 686,818
Cash                                                                                       3                   3,928
Deferred policy acquisition costs                                                    101,625                 106,965
Accrued investment income                                                             14,075                  12,908
Other assets                                                                           4,037                   1,736
Separate Account assets                                                            1,110,561                 883,261
                                                                          -------------------      ------------------
TOTAL ASSETS                                                                      $2,002,432              $1,695,616
                                                                          ===================      ==================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                   $  379,744              $  375,448
Future policy benefits and other policyholder liabilities                            108,077                 100,663
Cash collateral for loaned securities                                                 33,663                       -
Income taxes payable                                                                  12,963                   1,970
Deferred income tax liability                                                         22,188                  24,175
Payable to affiliates                                                                  4,307                   6,059
Other liabilities                                                                     17,103                  11,990
Separate Account liabilities                                                       1,108,994                 880,065
                                                                          -------------------      ------------------
TOTAL LIABILITIES                                                                  1,687,039               1,400,370
                                                                          -------------------      ------------------
CONTINGENCIES -(SEE NOTE 10)
STOCKHOLDER'S EQUITY
Common stock, $5 par value;
        400,000 shares, authorized;
        issued and outstanding at
        December 31, 1997 and 1996                                                     2,000                   2,000
Paid-in-capital                                                                      125,000                 125,000
Retained earnings                                                                    185,437                 166,214
Net unrealized investment gains                                                        2,956                   2,032
                                                                          -------------------      ------------------
TOTAL STOCKHOLDER'S EQUITY                                                           315,393                 295,246
                                                                          -------------------      ------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                        $2,002,432              $1,695,616
                                                                          ===================      ==================



                        See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY



STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------------


                                                                   1997               1996               1995
                                                            ------------------- ------------------ ------------------
REVENUES

Premiums                                                          $    1,105         $    1,345         $    1,042
Policy charges and fee income                                         56,382             58,571             59,515
Net investment income                                                 46,324             43,784             43,530
Realized investment gains, net                                         1,707              1,221              3,592
Other income                                                           5,286              4,047              3,900
                                                            ------------------- ------------------ ------------------

TOTAL REVENUES                                                       110,804            108,968            111,579
                                                            ------------------- ------------------ ------------------

BENEFITS AND EXPENSES

Policyholders' benefits                                               33,999             28,653             26,331
Interest credited to policyholders' account balances                  19,372             20,069             21,364
General, administrative and other expenses                            27,236             12,848             21,881
                                                            ------------------- ------------------ ------------------

TOTAL BENEFITS AND EXPENSES                                           80,607             61,570             69,576
                                                            ------------------- ------------------ ------------------

Income from operations before income taxes                            30,197             47,398             42,003
                                                            ------------------- ------------------ ------------------

Income taxes
      Current                                                         13,279             12,682             15,248
      Deferred                                                        (2,305)             2,929               (246)
                                                            ------------------- ------------------ ------------------

Total income taxes                                                    10,974             15,611             15,002
                                                            ------------------- ------------------ ------------------

NET INCOME                                                         $  19,223          $  31,787          $  27,001
                                                            =================== ================== ==================








                        See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
--------------------------------------------------------------------------------


                                                                                        NET UNREALIZED            TOTAL
                                                                           RETAINED       INVESTMENT          STOCKHOLDER'S
                                  COMMON STOCK    PAID-IN-CAPITAL          EARNINGS          GAINS               EQUITY
                              ----------------    ----------------      ------------    -------------        --------------

BALANCE, JANUARY 1, 1995                $2,000            $125,000          $107,426         $(11,189)             $223,237

  Net income                                --                  --            27,001               --                27,001

  Change in net
   unrealized
   investment gains                         --                  --                --           17,777                17,777
                              ----------------    ----------------      ------------    -------------        --------------

BALANCE, DECEMBER 31, 1995               2,000             125,000           134,427            6,588               268,015

  Net income                                --                  --            31,787               --                31,787

  Change in net
   unrealized
   investment gains                         --                  --                --           (4,556)              (4,556)
                              ----------------    ----------------      ------------    -------------        --------------

BALANCE,  DECEMBER 31, 1996              2,000             125,000           166,214            2,032               295,246

  Net income                                --                  --            19,223                                 19,223

  Change in net
   unrealized                               --                  --                --              924                   924
   investment gains
                              ----------------    ----------------      ------------    -------------        --------------

BALANCE, DECEMBER 31, 1997              $2,000            $125,000          $185,437         $  2,956              $315,393
                              ================    ================      ============    =============        ==============



                        See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
--------------------------------------------------------------------------------


                                                                             1997             1996            1995
                                                                      --------------- --------------- --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                  $  19,223       $  31,787      $  27,001
Adjustments to reconcile net income to net cash provided by
     operating activities:
     Policy charges and fee income                                             (7,841)         (9,963)       (11,931)
     Interest credited to policyholders' account balances                      19,372          20,069         21,364
     Net decrease (increase) in Separate Accounts                               1,629          (1,335)           260
     Realized investment gains, net                                            (1,707)         (1,221)        (3,592)
     Amortization and other non-cash items                                        521           8,908         (6,839)
     Change in:
         Future policy benefits and other policyholders' liabilities            7,414           8,618            900
         Accrued investment income                                             (1,167)         (1,329)          (317)
         Policy loans                                                         (13,388)        (15,724)       (12,917)
         Payable to affiliates                                                 (1,752)          4,300           (982)
         Deferred policy acquisition costs                                      5,340         (10,934)         9,074
         Income taxes payable                                                  10,993           1,970          8,328
         Deferred income tax liability                                         (1,987)            366          3,460
         Other, net                                                             2,812           4,669          1,024
                                                                      --------------- --------------- --------------
CASH FLOWS FROM OPERATING ACTIVITIES                                           39,462          40,181         34,833
                                                                      --------------- --------------- --------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
             Available for sale                                               645,355         901,775        553,681
     Payments for the purchase of:
         Fixed maturities:
             Available for sale                                              (679,709)       (956,483)      (522,757)
     Cash collateral for loaned securities, net                                33,663               -              -
     Short term investments, net                                              (35,461)         28,306         (3,613)
                                                                      --------------- --------------- --------------
CASH FLOWS (USED IN) FROM INVESTING ACTIVITIES                                (36,152)        (26,402)        27,311
                                                                      --------------- --------------- --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                            134,020          16,754         18,348
          Withdrawals                                                        (141,255)        (26,605)       (80,509)
                                                                      --------------- --------------- --------------
CASH FLOWS USED IN FINANCING ACTIVITIES                                        (7,235)         (9,851)       (62,161)
                                                                      --------------- --------------- --------------
     Net (decrease) increase in Cash                                           (3,925)          3,928            (17)
     Cash, beginning of year                                                    3,928               -             17
                                                                      --------------- --------------- --------------
CASH, END OF YEAR                                                            $      3       $   3,928       $      -
                                                                      =============== =============== ==============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
      Income taxes paid                                                      $  1,896       $  11,673       $  7,900
                                                                      =============== =============== ==============









                        See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company of New Jersey (the Company) is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance and deferred annuities only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance Company (Pruco
Life), a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America (Prudential), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Pruco Life intends to make additional capital contributions to the Company as it is needed to enable it to meet its reserve requirements and expenses in connection with its business. Generally, Pruco Life is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts.

The only reportable industry segment of the Company is "Life Insurance."

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION
The financial statements include the accounts of Pruco Life Insurance Company of New Jersey, a stock life insurance company. The financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP").

USE OF ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

INVESTMENTS
FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. The amortized cost of fixed maturities are written down to estimated fair value when considered impaired and the decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Net unrealized investment gains."

POLICY LOANS are carried at unpaid principal balances.

SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

REALIZED INVESTMENT GAINS, NET, are computed using the specific identification method. Costs of fixed maturity are adjusted for impairments considered to be other than temporary.

CASH
Cash includes cash on hand.

DEFERRED POLICY ACQUISITION COSTS

The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

Acquisition costs related to interest-sensitive life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience. Amortization periods range from 15 to 30 years. Amortization of deferred policy acquisition costs was $14,176 thousand, $(2,183) thousand, and $8,918 thousand for the years ended December 31, 1997, 1996, and 1995, respectively. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect of revisions to estimated gross

PRUCO LIFE INSURANCE OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' ACCOUNT BALANCES
Future policy benefits includes reserves for annuities in payout status as well as reserves for riders and supplemental benefits. Reserves for annuities in payout status are generally calculated as the present value of estimated future benefit payments and related expenses, using interest rates ranging from 6.5% to 8.75% The mortality assumption is generally the 1983 Individual Annuity Mortality Table. Reserves for riders and supplemental benefits are calculated using rates ranging from 2.5% to 7.25% and various mortality and morbidity tables derived from company or industry experience.

For the above categories, premium deficiency reserves are established, if necessary, when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses.

Policyholders' account balances for interest-sensitive life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest, less expense and mortality charges and withdrawals. Interest crediting rates on life insurance products range from 4.2% to 6.5% and on investment-type products range from 4.0% to 7.0%.

SECURITIES LOANED are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% of the fair value of the domestic securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the statements of financial position. Substantially, all of the Company's securities loaned are with large brokerage firms.

These transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life of New Jersey Modified Guaranteed Annuity Account. The Pruco Life of New Jersey Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life of New Jersey Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

INSURANCE REVENUE AND EXPENSE RECOGNITION
Amounts received as payment for interest sensitive life, investment contracts and deferred annuities are reported as deposits to "Policyholders' account balances". Revenues from these contracts are reflected as "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges, and interest earned from the investment of these account balances. Benefits and

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

DERIVATIVE FINANCIAL INSTRUMENTS
Derivatives include futures subject to market risk, all of which are used by the Company in other than trading activities. Income and expenses related to derivatives used to hedge are recorded on the accrual basis on the Statements of Financial Position. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are realized in "Realized investment gains, net." If it is determined that the transaction will not close, such gains and losses are included in "Realized investment gains, net."

Derivatives held for purposes other than trading are primarily used to hedge or reduce exposure to interest rates. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

INCOME TAXES
The Company is a member of a group of affiliated companies which join in filing a consolidated federal income tax return in addition to separate company state and local tax returns. Pursuant to the tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion which management believes is more likely than not to be realized.

NEW ACCOUNTING PRONOUNCEMENTS
In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company will delay implementation with respect to those affected provisions. Adoption of SFAS 125 has not, and will not have a material impact on the Company's results of operations, financial condition and liquidity.

In June of 1997, FASB issued SFAS No. 130, "Reporting Comprehensive Income," which is effective for years beginning after December 15, 1997. This statement defines comprehensive income as "the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources, excluding investments by owners and distributions to owners" and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statements of Financial Position. In addition, reclassification of financial statements for earlier periods must be provided for comparative purposes.

RECLASSIFICATIONS
Certain amounts in the prior years have been reclassified to conform to current year presentations.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3.  INVESTMENTS


FIXED MATURITIES
The following tables provide additional information relating to fixed maturities as of December 31:



                                                                          1997
                                          --------------------------------------------------------------------
                                                                 Gross            Gross          Estimated
                                             Amortized        Unrealized       Unrealized           Fair
                                                Cost             Gains           Losses            Value
                                          ---------------  ----------------  --------------  ------------------
                                                                     (In Thousands)
FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations
   of U.S. government corporations
          and agencies                      $  42,885          $    340          $   3          $   43,222



Foreign government bonds                       38,332               551             --              38,883

Corporate securities                          503,892             6,545            181             510,256
                                          --------------  -----------------  --------------  ------------------
Total fixed maturities available for sale   $ 585,109          $  7,436          $ 184          $  592,361
                                          ==============  =================  ==============  ==================




                                                                          1996
                                          --------------------------------------------------------------------
                                                                 Gross            Gross          Estimated
                                             Amortized        Unrealized       Unrealized           Fair
                                                Cost             Gains           Losses            Value
                                          --------------  -----------------  --------------  ------------------
                                                                      (In Thousands)
FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations
   of U.S. government corporations
          and agencies                      $  29,386          $      1          $   174        $   29,213


Foreign government bonds                       38,853               420               52            39,221

Corporate securities                          483,439             5,108            1,133           487,414

Mortgage-backed securities                         50                --               --                50
                                          --------------  -----------------  --------------  ------------------
Total fixed maturities available for sale   $ 551,728          $  5,529          $ 1,359        $  555,898
                                          ==============  =================  ==============  ==================

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturity at December 31, 1997, are shown below:

                                               AVAILABLE FOR SALE
                                        ----------------------------------
                                                            ESTIMATED FAIR
                                         AMORTIZED COST         VALUE
                                        ----------------- -----------------
                                                 (IN THOUSANDS)

Due in one year or less                      $  28,866        $  28,987

Due after one year through five years          460,874          465,687

Due after five years through ten years          83,430           85,481

Due after ten years                             11,939           12,206
                                        ----------------- ----------------

Total                                        $ 585,109        $ 592,361
                                        ================= ================


Actual maturities will differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1997, 1996, and 1995 were $635,355 thousand, $854,758 thousand and $525,672 thousand, respectively. Gross gains of $2,898 thousand, $3,942 thousand, and $6,349 thousand and gross losses of $1,191 thousand, $3,839 thousand, and $3,018 thousand were realized on those sales during 1997, 1996, and 1995, respectively. Proceeds from maturities of fixed maturities available for sale during 1997, 1996, and 1995 were $10,000 thousand, $47,017 thousand, and $28,009 thousand, respectively.

The following table describes the amortized cost and estimated fair value of fixed maturity securities by agency rating equivalent as of December 31, 1997:

                                               AVAILABLE FOR SALE
                                        ----------------------------------
                                                            ESTIMATED FAIR
                                         AMORTIZED COST         VALUE
                                        ----------------- -----------------
                                                 (IN THOUSANDS)

AAA/AA/A                                     $ 310,409        $ 313,746

BBB                                            254,084          257,024

BB                                              20,616           21,591
                                        ----------------- ----------------

      Total                                  $ 585,109        $ 592,361
                                        ================= ================

SPECIAL DEPOSITS
Fixed maturities of $460 thousand and $459 thousand at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

NET INVESTMENT INCOME arose from the following sources for the years ended December 31:


                                                      1997             1996              1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

Fixed maturities - available for sale                 $37,563            $36,193           $36,861
Policy loans                                            6,596              5,761             5,029
Short-term investments                                  3,023              2,504             2,290
Other                                                     333                 28                51
                                               ----------------- ----------------- -----------------
Gross investment income                                47,515             44,486            44,231
Less investment expenses                               (1,191)              (702)             (701)
                                               ----------------- ----------------- -----------------
Net investment income                                 $46,324            $43,784           $43,530
                                               ================= ================= =================



REALIZED INVESTMENT GAINS, NET, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                                        1997                      1996                      1995
                                               ----------------------- ----------------------------  -----------------
                                                                             (In Thousands)
Fixed maturities - available for sale
Realized investment gains                                 $   2,898               $   5,232              $   6,785
Realized investment losses                                   (1,191)                 (4,011)                (3,193)
                                               ----------------------- ----------------------------  -----------------
Realized investment gains, net                            $   1,707               $   1,221              $   3,592
                                               ======================= ============================  =================



NET UNREALIZED INVESTMENT GAINS are included in the statements of financial position as a component of equity net of tax. Changes in these amounts for the years ended December 31, are as follows:


                                                         1997                     1996                     1995
                                               ----------------------- ----------------------------  -----------------
                                                                             (In Thousands)

 Balance, beginning of year                               $   2,032              $   6,588               $ (11,189)
 Changes in unrealized investment gains
 (losses) attributable to:
      Fixed maturities                                        3,082                (11,222)                 32,875
      Participating group annuity contracts                     332                 (1,175)                  1,387
      Deferred policy acquisition costs                      (2,170)                 5,277                  (6,486)
      Deferred federal income taxes                            (320)                 2,564                  (9,999)
                                               ----------------------- ----------------------------  -----------------
 Balance, end of year                                     $   2,956              $   2,032               $   6,588
                                               ======================= ============================  =================


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4. INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

                                                                1997              1996               1995
                                                      ------------------- -------------------- ----------------
                                                                             (In Thousands)
     Current tax expense
        U.S.                                                   $12,880               $13,589           $13,868
        State and local                                            399                  (907)            1,380
                                                     ------------------- -------------------- -----------------
        Total                                                   13,279                12,682            15,248
                                                     ------------------- -------------------- -----------------

     Deferred tax expense (benefit):
        U.S.                                                    (2,305)                2,848              (239)
        State and local                                             --                    81                (7)
                                                     ------------------- -------------------- -----------------
        Total                                                   (2,305)                2,929              (246)
                                                     ------------------- -------------------- -----------------

     Total income tax expense                                  $10,974               $15,611           $15,002
                                                     =================== ==================== =================


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                            1997                  1996                 1995
                                                     ------------------- -------------------- -----------------
                                                                             (In Thousands)
     Expected federal income tax expense                       $10,569               $16,589           $14,702
     State income taxes                                            259                  (826)            1,373
     Other                                                         146                  (152)           (1,073)
                                                     ------------------- -------------------- -----------------
     Total income tax expense                                  $10,974               $15,611           $15,002
                                                     =================== ==================== =================


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


4.  INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                  1997                        1996
                                           --------------------        --------------------
     Deferred income tax assets                           (In Thousands)
          Insurance reserves                         $ 6,260                     $ 6,189
          Other                                          615                           -
                                           --------------------        --------------------
          Total deferred income tax assets             6,875                       6,189
                                           --------------------        --------------------

     Deferred income tax liabilities
          Deferred acquisition costs                  25,429                      28,424
          Net investment gains                         3,634                       1,940
                                           --------------------        --------------------
          Deferred income tax liabilities             29,063                      30,364
                                           --------------------        --------------------
          Total deferred federal tax
          liabilities                                $22,188                     $24,175
                                           ====================        ====================



Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax assets that are realizable.

The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.

5. REINSURANCE

The Company assumes and cedes reinsurance with Prudential. The effect of the reinsurance for the years ended December 31, is summarized as follows:

                                       1997          1996         1995
                                       ----         ------       ------
                                               (In Thousands)
Life insurance premiums
Gross Amount                          $1,117        $1,345       $1,053
Ceded to other companies                 (12)          --           (11)
                                      ------        ------       ------
Net amount                            $1,105        $1,345       $1,042
                                      ======        ======       ======



                                       1997          1996         1995
                                       ----         ------       ------
                                                (In Thousands)
Life insurance in force
Gross Amount                       $8,325,544    $8,599,647    $8,873,763
Ceded to other companies               (1,808)       (1,831)       (1,818)
                                   ----------    ----------    ----------
Net amount                         $8,323,736    $8,597,816    $8,871,945
                                   ==========    ==========    ==========

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------



6. EQUITY

RECONCILIATION OF STATUTORY SURPLUS AND NET INCOME
Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP.


                                                              1997                  1996                  1995
                                                         ------------------   ------------------   ------------------
                                                                              (In Thousands)
STATUTORY NET INCOME                                          $  18,306             $  24,774          $    25,567

Adjustments to reconcile to net income on a GAAP basis:
     Deferred acquisition costs                                  (3,170)                5,656               (2,589)
     Deferred premium                                               198                   221                  (58)
     Insurance liabilities                                        2,324                 4,784                2,286
     Deferred taxes                                               1,708                (2,883)                 510
     Valuation of investments                                      (143)                 (765)               1,285
                                                         ------------------   ------------------   ------------------
GAAP NET INCOME                                               $  19,223             $  31,787          $    27,001
                                                         ==================   ==================   ==================



                                                                     1997                   1996
                                                              --------------------   --------------------
                                                                              (In Thousands)
STATUTORY SURPLUS                                                    $ 235,958               $ 216,019

Adjustments to reconcile to equity on a GAAP basis:
     Valuation of investments                                           18,540                  17,768
     Deferred acquisition costs                                        101,625                 106,965
     Deferred premium                                                   (2,007)                 (2,205)
     Insurance liabilities                                             (10,726)                (21,501)
     Deferred taxes                                                    (28,238)                (21,829)
     Other, net                                                            241                      29
                                                              --------------------   --------------------
GAAP STOCKHOLDER'S EQUITY                                            $ 315,393               $ 295,246
                                                              ====================   ====================



The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates fair value).

FIXED MATURITIES
Fair values for fixed maturities are based on quoted market prices or estimates from independent pricing services.

POLICY LOANS
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

DERIVATIVE FINANCIAL INSTRUMENTS
The fair value of futures is estimated based on market quotes for transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,:



                                                    1997                                       1996
                                                            ESTIMATED                                     ESTIMATED
                                    CARRYING VALUE         FAIR VALUE              CARRYING VALUE        FAIR VALUE
                                    ------------------ ------------------        ------------------ -------------------
                                                                    (In Thousands)
Financial Assets:
     Fixed maturities  available for
     sale                                $ 592,361           $ 592,361               $ 555,898           $ 555,898
     Policy loans                          127,306             126,262                 113,918             110,262
     Short-term investments                 52,464              52,464                  17,002              17,002
     Cash                                        3                   3                   3,928               3,928
     Separate Accounts assets            1,110,561           1,110,561                 883,261             883,261

Financial Liabilities:
     Policyholders'
        account balances                 $ 379,744           $ 379,744               $ 375,448           $ 375,448
     Cash collateral for loaned
        securities                          33,663              33,663                       -                   -

     Separate Accounts liabilities       1,108,994           1,108,994                 880,065             880,065
     Derivatives                                83                  83                       -                   -

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8. DERIVATIVE

DERIVATIVE FINANCIAL INSTRUMENTS
The fair value of liability positions in future instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $83 thousand at December 31, 1997. This includes the estimated fair values of outstanding derivative positions only and does not include the fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.


9. RELATED PARTY TRANSACTIONS

SERVICE AGREEMENTS
Prudential, Pruco Life, and Pruco Securities Corporation, an indirect wholly-owned subsidiary of Prudential, operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided. The net cost of these services allocated to the Company were $16,210 thousand, $12,223 thousand and $15,947 thousand for the years ended December 31, 1997, 1996, and 1995, respectively.

REINSURANCE

The Company currently has a reinsurance agreement in place with Prudential (the reinsurer). The reinsurance agreement is a yearly renewable term agreement in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1997, 1996, and 1995.


10. CONTINGENCIES

Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.


11. DIVIDENDS

The Company is subject to New Jersey law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without prior approval of the New Jersey Commissioner of Insurance is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1997, the Company would be permitted a maximum of $23,396 thousand in dividend distributions in 1998, all of which could be paid in cash, without approval from The State of New Jersey Department of Insurance.

                        Report of Independent Accountants
                        ---------------------------------


To the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of financial position and the related statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion express above.



PRICE WATERHOUSE LLP
New York, New York
March 23, 1998

INDEPENDENT AUDITORS' REPORT


To the Board of Directors of
Pruco Life Insurance Company of New Jersey
Newark, New Jersey


We have audited the accompanying statements of operations, changes in stockholder's equity and cash flows of Pruco Life Insurance Company of New Jersey for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such statements of operations, changes in stockholder's equity, and cash flows present fairly, in all material respects, the results of operations and cash flows of Pruco Life Insurance Company of New Jersey for the year ended December 31, 1995 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
Parsippany, NJ
December 19, 1996

                                             [LOGO] DISCOVERY(RM)
                                                       LIFE
                                                       PLUS


                      SINGLE PREMIUM VARIABLE LIFE ACCOUNT
                        VARIABLE LIFE INSURANCE CONTRACTS


--------------------------------------------------------------------------------
                                                  ------------------------------

                                                                 --------------
                                                                   BULK RATE
                                                                  U.S. Postage
A Subsidiary of                                                      PAID
                                                                   Summit, NJ
                                                                 Permit No. 657
                                                                 --------------


[LOGO] PRUDENTIAL


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
751 Broad Street
Newark, New Jersey 07102-2992
Telephone:  (888) PRU-2888

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS


     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                     REPRESENTATION WITH RESPECT TO CHARGES

     Pruco Life Insurance Company of New Jersey represents that the fees and charges deducted under the variable life insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company of New Jersey.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION


     The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

     New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law V, which related to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q filed August 15, 1997.


     Insofar as indemnification for liabilities arising under the Securities Act of 1993 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.

         Cross-reference to items required by Form N-8B-2.


         The prospectus consisting of 22 pages.


         The undertaking to file reports.

         The signatures.

         The undertaking with respect to charges.

         The undertaking with respect to indemnification.

Written consent of the following persons:

         1. Price Waterhouse, LLP, independent accountants.

         2. Deloitte & Touche LLP, independent auditors.

         3. Clifford E. Kirsch, Esq.


         4. Ikwhan Oh, FSA, MAAA, actuarial expert.


The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:


         A. (1) Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Single Premium Variable Life Account. (Note1)


            (2) Not Applicable

            (3) Distributing Contracts


                (a) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company of New Jersey. (Note 1)
                (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 1)
                (c)     Revised Schedule of Sales Commissions. (Note 2)
            (4) Not Applicable
            (5) (a)     Flexible Premium Variable Life Insurance Contract.
                        (Note 1)
                (b)     Contract page 5 for use in New York. (Note 3)
                (c)     Contract page 6 for use in New York. (Note 3)
                (d)     Contract jacket for use in New Jersey. (Note 3)
                (e)     Contract page 5 for use in New Jersey. (Note 3)
                (f)     Contract page 6 for use in New Jersey. (Note 3)
                (g)     Contract page 7 for use in New York. (Note 3)
                (h)     Contract page 8 for use in New York. (Note 3
                (i)     Contract page 9 for use in New York. (Note 3)
                (j)     Contract page 10 for use in New York. (Note 3)
                (k)     Contract page 9 for use in New Jersey. (Note 3)
                (l)     Contract page 11 for use in New York. (Note 3)
                (m)     Contract page 17 for use in New Jersey and New York.
                        (Note 3)

                (n)      Contract page 10 for use in New Jersey. (Note 4)
                (o)      Contract jacket for use in New York. (Note 2)
                (p)      Contract page 7 for use in New Jersey. (Note 2)
                (q)      Contract page 8 for use in New Jersey. (Note 2)
                (r)      Contract page 13 for use in New York. (Note 2)
            (6) (a) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983.
                         (Note 5)
                (b) By-laws of Pruco Life Insurance Company of New Jersey, as amended May 5, 1997. (Note 6)
            (7) Not Applicable
            (8) Not Applicable
            (9) Not Applicable
           (10) (a) Application Form for Flexible Premium Variable Life Insurance Contract. (Note 7)
                (b)      Supplement to the Application for Flexible Premium
                         Variable Life Insurance Contract. (Note 7)
                (c)      Supplement to the Application for Flexible Premium
                         Variable Life Insurance Contract. (Note 8)
           (11) Form of Notice of Withdrawal Right. (Note 7)
           (12) Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 7)
           (13) Living Needs Benefit Rider
                (a)      for use in New Jersey. (Note 9)
                (b)      for use in New York. (Note 10)
     2.  See Exhibit 1.A.(5).
     3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)
     4. None
     5. Not Applicable
     6. Opinion and Consent ofIkwhan Oh, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)
     7. Powers of Attorney:
                (a) William M. Bethke, Ira J. Kleinman, Mendel A. Melzer, Esther H. Milnes, I. Edward Price. (Note 10)
                (b)     James M. Schlomann (Note 11)
                (c)     James J. Avery, Jr. (Note 11)
     8. Pruco Life Insurance Company of New Jersey's representations regarding mortality and expense risks and sales load. (Note 3)
    10(a)Consent of Price Waterhouse, LLP, independent accountants. (Note 1) 10(b)Consent of Deloitte & Touche LLP, independent auditors. (Note 1)
    27.  Financial Data Schedule. (Note 1)
(Note 1)  Filed herewith
(Note 2) Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement, filed October 28, 1986.
(Note 3) Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed March 19, 1986.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed April 29, 1986.
(Note 5) Incorporated by reference to Post-Effective Amendment No. 17 to Form S-6, Registration No. 2-89780, filed March 1, 1991, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 6) Incorporated by reference to Exhibit 3(ii) to Form 10-Q, Registration No. 333-18053, filed August 15, 1997 on behalf of the Pruco Life Insurance Company of New Jersey.
(Note 7) Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed December 19, 1985.
(Note 8) Incorporated by reference to Post-Effective Amendment No. 4 to this Registration Statement, filed April 27, 1987.
(Note 9) Incorporated by reference to Post-Effective Amendment No. 12 to this Registration Statement, filed April 26, 1990.
(Note 10) Incorporated by reference to Form N-4, Registration No. 333-18117 on
          Form N-4 filed December 18, 1996, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(Note 11) Incorporated by reference to Post-Effective Amendment No. 10 to Form
          S-1, Registration No. 33-20018 filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the City of Newark and the State of New Jersey, on this 24 day of April, 1998.


(Seal)             PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

                                         (Registrant)

                           BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                                         (Depositor)


Attest: CLIFFORD E. KIRSCH                           *By:     ESTHER H. MILNES
        ---------------------------------                -----------------------
        CLIFFORD E. KIRSCH                                    ESTHER H. MILNES
        CHIEF LEGAL OFFICER AND SECRETARY                     PRESIDENT



     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24 day of April, 1998.


       SIGNATURE AND TITLE


  /s/      *
------------------------------------
           Esther H. Milnes
           President and Director

  /s/      *
------------------------------------
           James M. Schlomann
           Chief Accounting Officer,
           and Comptroller

  /s/      *                                    *By:    CLIFFORD E. KIRSCH
------------------------------------                ---------------------------
           JAMES J. AVERY, JR.                          CLIFFORD E. KIRSCH
           DIRECTOR

  /s/      *
------------------------------------
           WILLIAM M. BETHKE
           DIRECTOR

  /s/      *
------------------------------------
           IRA J. KLEINMAN
           DIRECTOR

  /s/      *
------------------------------------
           Mendel A. Melzer
           DIRECTOR

  /s/      *
------------------------------------
           I. EDWARD PRICE
           DIRECTOR


                                            EXHIBIT INDEX

 A 1.   Resolution of the Board of Directors ......................................... Page II-7

 A 3(a) Distribution Agreement ....................................................... Page II-9

 A 3(b) Selected Broker Agreement .................................................... Page II-19

 A 5.   Flexible Premium VLI Contract ................................................ Page II-29

   3.   Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered ............................................ Page II-52

   6.   Opinion and Consent of Ikwhan Oh, FSA, MAAA, as to actuarial matters pertaining to the securities being registered .............................. Page II-53

  10(a) Consent of Price Waterhouse, LLP, independent accountants .................... Page II-54

  10(b) Consent of Deloitte & Touche LLP, independent auditors ....................... Page II-55

  27.   Financial Data Schedule
